KEYSTONE BALANCED FUND II
PROSPECTUS AUGUST 16, 1996
AS SUPPLEMENTED JANUARY 1, 1997

  Keystone Balanced Fund II (the "Fund") seeks to provide current income and capital appreciation consistent with the preservation of principal.

  The Fund currently offers Class A, B, and C shares. Information on share classes and their fee and sales charge structures may be found in the "Expense Information," "How to Buy Shares," "Alternative Sales Options," "Contingent Deferred Sales Charge and Waiver of Sales Charges," "Distribution Plans and Agreements" and "Fund Shares" sections of this prospectus.

  This prospectus concisely states information about the Fund that you should know before investing. Please read it and retain it for future reference.

  Additional information about the Fund is contained in a statement of additional information dated August 16, 1996, as supplemented, which has been filed with the Securities and Exchange Commission and is incorporated by reference into this prospectus. For a free copy, or for other information about the Fund, write to the address or call the telephone number provided on this page.


KEYSTONE BALANCED FUND II
200 BERKELEY STREET
BOSTON, MASSACHUSETTS 02116-5034
CALL TOLL FREE 1-800-343-2898

TABLE OF CONTENTS
                                                                          Page
Expense Information                                                          2
The Fund                                                                     3
Investment Objective and Policies                                            3
Investment Restrictions                                                      5
Risk Factors                                                                 5
Pricing Shares                                                               7
Dividends and Taxes                                                          8
Fund Management and Expenses                                                 9
Distribution Plans and Agreements                                           11
How to Buy Shares                                                           14
Alternative Sales Options                                                   14
Contingent Deferred Sales Charge and Waiver of Sales Charges                17
How to Redeem Shares                                                        18
Shareholder Services                                                        20
Performance Data                                                            22
Fund Shares                                                                 22
Additional Information                                                      23
Additional Investment Information                                          (i)
Exhibit A                                                                  A-1

  SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND SHARES ARE NOT INSURED OR OTHERWISE PROTECTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY AND INVOLVE RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             EXPENSE INFORMATION

                          KEYSTONE BALANCED FUND II
    The purpose of this fee table is to assist investors in understanding the costs and expenses that an investor in each class of shares of the Fund will bear directly or indirectly. For more complete descriptions of the various costs and expenses, see the following sections of this prospectus: "Fund Management and Expenses"; "How to Buy Shares"; "Alternative Sales Options"; "Contingent Deferred Sales Charge and Waiver of Sales Charges"; "Distribution Plans and Agreements"; and "Shareholder Services."

                                                             CLASS A SHARES           CLASS B SHARES           CLASS C SHARES
                                                               FRONT-END                 BACK-END                LEVEL LOAD
SHAREHOLDER TRANSACTION EXPENSES                              LOAD OPTION             LOAD OPTION(1)              OPTION(2)
                                                             --------------           --------------           --------------
Maximum Sales Load Imposed on Purchases ................      4.75%(3)          None                        None
  (as a percentage of offering price)
Deferred Sales Load ....................................      0.00%(4)          5.00% in the first year     1.00% in the first
  (as a percentage of the lesser of original purchase                           declining to 1.00% in       year and 0.00%
  price or redemption proceeds, as applicable)                                  the sixth year and          thereafter
                                                                                0.00% thereafter
Exchange Fee ...........................................      None              None                        None
ANNUAL FUND OPERATING EXPENSES(5)
  (After Expense Reimbursements)
  (as a percentage of average net assets)
Management Fees ........................................      0.65%             0.65%                       0.65%
12b-1 Fees .............................................      0.25%             1.00%(6)                    1.00%(6)
Other Expenses .........................................      0.60%             0.60%                       0.60%
                                                              ----              ----                        ----
Total Fund Operating Expenses ..........................      1.50%             2.25%                       2.25%
                                                              ====              ====                        ====
EXAMPLES(7)                                                                                           1 YEAR           3 YEARS
                                                                                                      ------           -------
You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and
(2) redemption at the end of each period:
    Class A ...................................................................................        $62               $ 93
    Class B ...................................................................................        $73               $100
    Class C ...................................................................................        $33               $ 70
You would pay the following expenses on the same investment, assuming no redemption at the end of each period:
    Class A ...................................................................................        $62               $ 93
    Class B ...................................................................................        $23               $ 70
    Class C ...................................................................................        $23               $ 70

AMOUNTS SHOWN IN THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

----------
(1) Class B shares purchased after January 1, 1997, convert tax free to Class A shares after seven years. See "Class B Shares" for more information.
(2) Class C shares are available only through broker-dealers who have entered into special distribution agreements with Evergreen Keystone Distributor, Inc., the Fund's principal underwriter.
(3) The sales charge applied to purchases of Class A shares declines as the amount invested increases. See "Class A Shares."
(4) Purchases of Class A shares made after January 1, 1997, in the amount of $1,000,000 or more are not subject to a sales charge at the time of purchase, but may be subject to a contingent deferred sales charge. See the "Class A Shares" and "Contingent Deferred Sales Charge and Waiver of Sales Charges" sections of this prospectus for an explanation of the charge.
(5) Expense ratios are estimated for the Fund's fiscal year ending June 30, 1997 after giving effect to the reimbursement by Keystone Investment Management Company ("Keystone") of expenses in accordance with certain voluntary expense limitations. Currently, Keystone has limited the annual expenses of the Fund's Class A, B, and C shares to 1.50%, 2.25%, and 2.25% of average net class assets, respectively. Keystone intends to continue the foregoing expense limitations on a calendar month-by-month basis and may modify or terminate them in the future. The estimated expense ratios above assume the extension of the limitations until June 30, 1997, which Keystone is under no obligation to do. Without reimbursement, expense ratios for the fiscal year ended June 30, 1997 for the Fund's Class A, B, and C shares are estimated to be 2.52%, 3.27%, and 3.27%, respectively. Total Fund Operating Expenses will include indirectly paid expenses.
(6) Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc.
(7) The Securities and Exchange Commission requires use of a 5% annual return figure for purposes of this example. Actual return for the Fund may be greater or less than 5%.

THE FUND
  The Fund is an open-end, diversified management investment company, commonly known as a mutual fund. The Fund was formed as a Massachusetts business trust on June 19, 1996. The Fund is one of the more than thirty funds advised and managed by Keystone Investment Management Company ("Keystone"), the Fund's investment adviser.

INVESTMENT OBJECTIVE AND POLICIES
INVESTMENT OBJECTIVE
  The Fund seeks to provide current income and capital appreciation consistent with the preservation of principal.

  The Fund's objective is fundamental and cannot be changed without the approval of a majority of the Fund's outstanding shares (as defined in the Investment Company Act of 1940 (the "1940 Act")), which means the lesser of
(1) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (2) more than 50% of the outstanding shares (a "1940 Act Majority").

  Any investment involves risk, and there is no assurance that the Fund will achieve its investment objective.

INVESTMENT STRATEGIES
  To achieve its objective, the Fund invests in a balance of equity and debt securities. Generally, the Fund purchases common and preferred stocks for growth and income and buys various debt securities for income and relative stability. Keystone allocates the Fund's assets in accordance with its assessment of economic conditions and investment opportunities.

  Under normal market conditions, the Fund will invest a majority of its assets in equity securities. The Fund will always maintain, however, at least 25% of its total assets in fixed income securities.

  The Fund may invest up to 35% of its assets in foreign securities.

PRINCIPAL INVESTMENTS
  EQUITY SECURITIES. The Fund's equity investments will typically include common stocks, preferred stocks, and securities convertible into stocks as well as warrants to purchase such securities. The Fund may invest in rights convertible into common or preferred stock, partly paid stock, and structured equity based securities.

  The Fund may also purchase limited partnerships, including master limited partnerships.

  When selecting equity securities, the Fund intends to invest primarily in well established companies with relatively large market capitalizations, i.e., companies having market capitalizations of $3 billion or more. The Fund may invest, however, in companies with market capitalizations of less than $3 billion. Typically, the Fund will invest in companies found in the Standard & Poor's 500 Index or the Standard and Poor's MidCap 400 Index.

  DEBT SECURITIES. Subject to the constraints on investments in foreign securities and the quality constraints discussed below, the Fund may invest in any kind of debt security issued by private corporations (foreign or domestic), the United States ("U.S.") government (including any of its political subdivisions, agencies, or instrumentalities), and foreign governments.

  The Fund's investments in U.S. government securities may include U.S. Treasury obligations, Government National Mortgage Association certificates ("Ginnie Maes"), obligations of the Federal Home Loan Mortgage Corporation ("Freddie Macs"), and obligations of the Federal National Mortgage Association ("Fannie Maes").

  The Fund may also invest in mortgage backed securities, adjustable rate securities, asset backed securities, and zero-coupon bonds and payment-in-kind bonds ("PIKs"). The Fund does not currently intend to invest more than 5% of its assets in PIKs.

  A minimum of 50% of the Fund's investments in debt securities must be rated investment grade or higher, i.e., debt securities rated at least Baa by Moody's Investor Service ("Moody's") or at least BBB by Standard and Poor's Corporation ("S&P") or, if unrated, deemed by Keystone to be of comparable quality. Conversely, subject to the Fund's general limitations on below-investment grade debt securities, 50% of the Fund's investments in debt securities could, from time to time, consist of below-investment grade debt securities.

  Debt securities rated Baa by Moody's are considered to be medium grade obligations, i.e., they are neither highly protected nor poorly secured. Such bonds lack outstanding investment characteristics and have speculative characteristics as well. Debt securities rated BBB by S&P are regarded as having adequate capacity to pay interest and repay principal. While such securities normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

  The Fund may also invest more than 5% but less than 35% of its total assets in below-investment grade debt securities. The Fund will not invest in debt securities rated below B by either rating agency, or, if unrated, of comparable quality. Compared to investment grade bonds, lower rated bonds usually produce higher yields and involve higher risks. Below-investment grade bonds are considered predominantly speculative and may be subject to greater price volatility and greater risk of default. Either of these factors can adversely affect the Fund's return and share price. See the "Risk Factors" section of the prospectus.

TEMPORARY OR DEFENSIVE INVESTMENTS
  When, in Keystone's judgment, market conditions warrant, the Fund may invest up to 100% of its assets for temporary or defensive purposes in the following types of securities: (1) commercial paper of U.S. issuers, including master demand notes, that at the date of investment is rated Prime-1 (the highest grade given by Moody's), A-1 (the highest grade given by S&P) or, if not rated by such services, is issued by a company that has an outstanding issue rated A or better by Moody's or S&P; (2) obligations, including certificates of deposit and banker's acceptances, of banks or savings and loan associations with at least $1 billion in assets as of the date of their most recently published financial statements that are members of the Federal Deposit Insurance Corporation, including U.S. branches of foreign banks and foreign branches of U.S. banks; (3) corporate obligations of U.S. issuers that are rated A or better by Moody's or S&P at the date of investment; or (4) obligations that are issued or guaranteed by the U.S. government or by any agency or instrumentality of the U.S. government.

  When the Fund invests for defensive purposes, it seeks to limit the risk of loss of principal and is not pursuing its investment objective.

OTHER ELIGIBLE INVESTMENTS
  INVESTMENT TECHNIQUES AND DERIVATIVES. The Fund may enter into repurchase and reverse repurchase agreements, purchase and sell securities and currencies on a when-issued and delayed-delivery basis, purchase and sell securities on a forward-commitment basis, lend portfolio securities, write covered call and put options, and purchase call and put options to close out existing positions. The Fund may also enter into currency and other financial futures contracts and related options transactions for hedging purposes and not for speculation. In addition, the Fund may employ new or subsequently developed investment techniques with respect to options or financial futures contracts and related options.

  The Fund may invest in certain types of derivative instruments, including mortgage related securities, such as collateralized mortgage obligations, and interest rate transactions, such as "swaps," "caps," and "floors." These securities can be combined to create more complex products called hybrid derivatives or structured securities.

  ILLIQUID AND RESTRICTED SECURITIES. The Fund may invest up to 15% of its net assets in illiquid and restricted securities. See the "Risk Factors" section of the prospectus for more information on illiquid and restricted securities.

  For further information about the types of investments and investment techniques available to the Fund, including the associated risks, see the "Risk Factors" and "Additional Investment Information" sections of this prospectus as well as the statement of additional information.

INVESTMENT RESTRICTIONS
  The Fund has adopted the fundamental restrictions summarized below, which may not be changed without the vote of a 1940 Act Majority of the Fund's outstanding shares. These restrictions and certain other fundamental and non-fundamental restrictions are set forth in the statement of additional information.

  Generally, the Fund may not do the following: (1) invest more than 5% of its total assets in the securities of any one issuer or invest in more than 10% of the outstanding voting securities of any one issuer (other than U.S. government securities), except that up to 25% of its total assets may be invested without regard to these limits; (2) borrow money, except that the Fund may (a) borrow from any bank provided that immediately after any such borrowing there is asset coverage of at least 300% for all borrowings; and (b) enter into reverse repurchase agreements; and (3) concentrate its investments in any particular industry.

RISK FACTORS
  Like any investment, your investment in the Fund involves an element of risk. Before you buy shares of the Fund, you should carefully evaluate your ability to assume the risks your investment in the Fund poses. YOU CAN LOSE MONEY BY INVESTING IN THE FUND. YOUR INVESTMENT IS NOT GUARANTEED. A DECREASE IN THE VALUE OF THE FUND'S PORTFOLIO SECURITIES CAN RESULT IN A DECREASE IN THE VALUE OF YOUR INVESTMENT.

  Certain risks related to the Fund are discussed below. In addition to the risks discussed in this section, specific risks attendant to individual securities or investment practices are discussed in "Additional Investment Information" and the statement of additional information.

  NATURE OF THE FUND. By itself, the Fund does not constitute a complete investment plan. The Fund seeks to provide current income and capital appreciation consistent with the preservation of principal. Therefore, you should not expect capital growth comparable to that of a fund with a capital appreciation objective. Conversely, you should not expect the high levels of income that might be provided by a fund with a generous income objective. The Fund makes sense for those investors who can afford to ride out changes in the stock market because it invests a substantial portion of its assets in common and preferred stocks.

  BELOW-INVESTMENT GRADE BONDS. The Fund may invest more than 5% but less than 35% of its assets in below-investment grade bonds. Lower rated debt securities (sometimes called "junk bonds") are often considered to be speculative. Investment in such bonds involves risks that are greater than the risks of investing in higher quality debt securities. These risks include risks from interest rate fluctuations; changes in credit status, including weaker overall credit condition of issuers and risks of default; industry, market and economic risk; volatility of price resulting from broad and rapid changes in the value of these securities; and greater price variability and credit risks of certain high yield securities, such as zero coupon bonds and PIKs. For further discussion of below-investment grade bonds, see the statement of additional information.

  FOREIGN RISK. The Fund may invest up to 35% of its assets in foreign securities. Securities of foreign issuers generally entail more risk than those of domestic issuers for the following reasons: publicly available information on issuers and securities may be scarce; many foreign countries do not follow the same accounting, auditing, and financial reporting standards as are used in the U.S.; market trading volumes may be smaller, resulting in less liquidity and more price volatility compared to U.S. securities of comparable quality; there may be less regulation of securities trading and its participants; the possibility may exist for expropriation, confiscatory taxation, nationalization, establishment of exchange controls, political or social instability or negative diplomatic developments; and dividend or interest withholding may be imposed at the source.

  Fluctuations in foreign exchange rates impose an additional level of risk, possibly affecting the value of the Fund's foreign investments and earnings, as well as gains and losses realized through trades, and the unrealized appreciation or depreciation of investments. The Fund may also incur costs when it shifts assets from one country to another.

  Investing in securities of issuers located in emerging market countries involves exposure to economic systems that are generally less mature and political systems that are generally less stable than those of developed countries. In addition, investing in companies in emerging markets countries may also involve exposure to national policies that may restrict investment by foreigners and undeveloped legal systems governing private and foreign investments and private property. The typically small size of the markets for securities issued by companies in emerging markets countries and the possibility of slow or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

  U.S. GOVERNMENT SECURITIES. Some of the U.S. government securities in which the Fund may invest, such as U.S. Treasury obligations, are backed by the "full faith and credit" of the U.S. Other U.S. government securities, such as those securities issued or guaranteed by various government agencies or instrumentalities, may or may not be backed by the full faith and credit of the U.S. In the case of securities not backed by the full faith and credit of the U.S., the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the U.S. if the agency or instrumentality does not meet its commitments. To illustrate, Ginnie Maes are backed by the full faith and credit of the U.S., Freddie Macs are supported by the right of the Federal Home Loan Mortgage Corporation to borrow from the U.S. Treasury, and Fannie Maes are supported by the credit of the Federal National Mortgage Association.

  While the U.S. government securities in which the Fund may invest may be guaranteed as to principal and interest, the market value of these securities is not guaranteed. As a general matter, their market value will vary inversely with changes in interest rates. For example, if interest rates rise after the Fund purchases a U.S. government security and the Fund sells the security before it matures, the Fund may incur a loss on the sale.

  In addition, the yields on relatively short-term investments, such as U.S. government securities, are subject to substantial and rapid fluctuation.

  ILLIQUID AND RESTRICTED SECURITIES. The Fund may invest up to 15% of its net assets in securities that are not registered for public trading and are otherwise illiquid, including securities eligible for resale under Rule 144A under the Securities Act of 1933 (the "1933 Act"). The Fund deems a security to be illiquid if it cannot dispose of the security within seven days at the price at which it is carrying the security on its books. With regard to Rule 144A securities, Keystone determines the liquidity of such securities on a case by case basis in accordance with guidelines adopted by the Fund's Board of Trustees. As the name implies, the risk of these securities is primarily one of liquidity. Typically, the only market for these securities consists of other large institutions. Consequently, the Fund may not be able to divest itself of illiquid securities at the time or price it desires.

  DERIVATIVES. The Fund may invest in derivative securities. Derivatives are instruments whose value is based upon (i.e., derived from) either an underlying asset, such as a security or commodity, or an underlying rate, such as a market index or a currency exchange rate. The term "derivative" encompasses a wide variety of financial instruments. The nature and degree of the risks of these instruments also vary widely.

  The Fund may use derivatives to earn income and enhance returns or to hedge or adjust the risk profile of its portfolio. The Fund may also invest in derivatives in place of more traditional direct investments or to obtain exposure to otherwise inaccessible markets. The Fund is permitted to use derivatives for more than one of these purposes. The use of derivatives to enhance returns, rather than for hedging purposes, entails greater risks. The Fund does not use derivatives aggressively and its use of derivatives is subject to continuous risk assessment and control.

  Generally, the principal risks associated with derivatives include the risk of decreases in the value of a derivative caused by changes in interest rates or other market conditions; the risk that the counterparty to the derivative transaction will default on its obligations; and the risk that a particular derivative will be difficult to liquidate at an advantageous price.

  For more information with respect to derivatives, see "Additional Investment Information" and the statement of additional information.

PRICING SHARES
  The Fund computes it net asset value as of the close of trading (currently 4:00 p.m. eastern time) on each day that the New York Stock Exchange (the "Exchange") is open. However, the Fund does not compute its net asset value on days when changes in the value of the Fund's portfolio securities do not affect the current net asset value of its shares. The Exchange currently is closed on weekends, New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of the Fund is arrived at by determining the value of the Fund's assets, subtracting its liabilities and dividing the result by the number of its shares outstanding.

  Current values for the Fund's portfolio securities are determined as follows:

  (1) Securities that are traded on a national securities exchange or the over-the-counter National Market System ("NMS") are valued on the basis of the last sales price on the exchange where primarily traded or NMS prior to the time of the valuation, provided that a sale has occurred and that this price reflects current market value according to procedures established by the Board of Trustees.

  (2) Securities traded in the over-the-counter market, other than NMS, are valued at the mean of the bid and asked prices at the time of valuation.

  (3) Short-term instruments maturing in sixty days or less (including all master demand notes) are valued at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount), which, when combined with accrued interest, approximates market.

  (4) Short-term instruments maturing in more than sixty days for which market quotations are readily available are valued at current market value.

  (5) Short-term instruments maturing in more than sixty days when purchased that are held on the sixtieth day prior to maturity are valued at amortized cost (market value on the sixtieth day adjusted for amortization of premium or accretion of discount), which, when combined with accrued interest, approximates market.

  (6) The following securities are valued at prices deemed in good faith to be fair under procedures established by the Board of Trustees: (a) securities, including restricted securities, for which complete quotations are not readily available; (b) listed securities or those on NMS, if, in the Fund's opinion, the last sales price does not reflect a current market value or if no sale occurred; and (c) other assets.

  The Fund believes that reliable market quotations are generally not readily available for purposes of valuing certain fixed income securities. As a result, it is likely that most of the valuations for such securities will be based upon their fair value determined under procedures that have been approved by the Board of Trustees. The Board of Trustees has authorized the use of a pricing service to determine the fair value of such fixed income securities and certain other securities.

  Foreign securities for which market quotations are not readily available are valued on the basis of valuations provided by a pricing service approved by the Board of Trustees, which uses information with respect to transactions in such securities, quotations from broker-dealers, market transactions in comparable securities, and various relationships between securities and yield to maturity in determining value.

  Securities for which market quotations are readily available are valued on a consistent basis at the price quoted that, in the opinion of the Trustees or the person designated by the Trustees to make the determination, most nearly represents the market value of the particular security.

DIVIDENDS AND TAXES
  The Fund intends to qualify as a regulated investment company (a "RIC") under the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). The Fund qualifies if, among other things, it distributes to its shareholders at least 90% of its net investment income for its fiscal year. The Fund also intends to make timely distributions, if necessary, sufficient in amount to avoid the nondeductible 4% excise tax imposed on a RIC to the extent that it fails to distribute, with respect to each calendar year, at least 98% of its ordinary income for such calendar year and 98% of its net capital gains for the one-year period ending on October 31 of such calendar year.

  If the Fund qualifies as a RIC and if it distributes all of its net investment income and net capital gains, if any, to shareholders, it will be relieved of any federal income tax liability.

  The Fund will make distributions from its net investment income quarterly and from its net capital gains, if any, annually. Shareholders receive Fund distributions in the form of additional shares of that class of shares upon which the distribution is based or, at the shareholder's option, in cash. Fund distributions in the form of additional shares are made at net asset value without the imposition of a sales charge.

  Because Class A shares bear most of the costs of distribution of such shares through payment of a front end sales charge while Class B and Class C shares bear such expenses through a higher annual distribution fee, expenses attributable to Class B shares and Class C shares will generally be higher than those of Class A shares and income distributions paid by the Fund with respect to Class A shares will generally be greater than those paid with respect to Class B and Class C shares.

  Dividends and distributions are taxable whether they are received in cash or in shares. Income dividends and net short-term gains dividends are taxable as ordinary income, and net long-term gains dividends are taxable as capital gains regardless of how long the Fund's shares are held. If Fund shares held for less than six months are sold at a loss, however, such loss will be treated for tax purposes as a long-term capital loss to the extent of any long-term capital gains dividends received. Any taxable dividend declared in October, November or December to shareholders of record in such a month and paid by the following January 31 will be includable in the taxable income of the shareholder as if paid on December 31 of the year in which the dividend was declared.

  The Fund advises its shareholders annually as to the federal tax status of all distributions made during the year.

FUND MANAGEMENT AND EXPENSES
BOARD OF TRUSTEES
  Under Massachusetts law, the Fund's Board of Trustees has absolute and exclusive control over the management and disposition of all assets of the Fund. Subject to the authority of the Fund's Board of Trustees, Keystone provides investment advice, management and administrative services to the Fund.

INVESTMENT ADVISER
  Keystone has provided investment advisory and management services to investment companies and private accounts since 1932. Keystone is a wholly-owned subsidiary of Keystone Investments, Inc. ("Keystone Investments"). Keystone Investments provides accounting, bookkeeping, legal, personnel and general corporate services to Keystone, its affiliates, and the Keystone Investments Families of Funds. Both Keystone and Keystone Investments are located at 200 Berkeley Street, Boston, Massachusetts 02116-5034.

  On December 11, 1996, Keystone Investments succeeded to the business of a corporation with the same name, but under different ownership. Keystone Investments is a wholly-owned subsidiary of First Union National Bank of North Carolina ("FUNB"). FUNB is a subsidiary of First Union Corporation ("First Union"), the sixth largest bank holding company in the U.S. based on total assets as of September 30, 1996.

  First Union is headquartered in Charlotte, North Carolina, and had $133.9 billion in consolidated assets as of September 30, 1996. First Union and its subsidiaries provide a broad range of financial services to individuals and businesses throughout the U.S. The Capital Management Group of FUNB ("CMG"), together with Lieber & Company and Evergreen Asset Management Corp. ("Evergreen Asset"), wholly-owned subsidiaries of FUNB, manage or otherwise oversee the investment of over $50 billion in assets belonging to a wide range of clients, including the Evergreen Family of Funds.

  Pursuant to its Investment Advisory and Management Agreement with the Fund (the "Advisory Agreement"), Keystone manages the investment and reinvestment of the Fund's assets, supervises the operation of the Fund and provides all necessary office space, facilities and equipment.

  The Fund pays Keystone a fee for its services at the annual rate set forth below:

ANNUAL                                               AGGREGATE NET ASSET VALUE
MANAGEMENT                                                       OF THE SHARES
FEE                             INCOME                             OF THE FUND
------------------------------------------------------------------------------
               1.5% of Gross Dividend and Interest Income plus
0.60% of the first                                        $  100,000,000, plus
0.55% of the next                                         $  100,000,000, plus
0.50% of the next                                         $  100,000,000, plus
0.45% of the next                                         $  100,000,000, plus
0.40% of the next                                         $  100,000,000, plus
0.35% of the next                                         $  500,000,000, plus
0.30% of amounts over                                     $1,000,000,000.

Keystone's fee is computed as of the close of business each business day and payable daily.

  The Advisory Agreement continues in effect for two years from its effective date and, thereafter, from year to year only so long as such continuance is specifically approved at least annually by the Fund's Board of Trustees or by vote of shareholders of the Fund. In either case, the terms of the Advisory Agreement and continuance thereof must be approved by the vote of a majority of the Fund's Independent Trustees (Trustees who are not "interested persons" of the Fund, as defined in the 1940 Act, and who have no direct or indirect financial interest in the Fund's Distribution Plans or any agreement related thereto), cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated, without penalty, on 60 days' written notice by the Fund or Keystone or may be terminated by a vote of shareholders of the Fund. The Advisory Agreement will terminate automatically upon its assignment.

PRINCIPAL UNDERWRITER
  Evergreen Keystone Distributor, Inc. (formerly Evergreen Funds Distributor, Inc.) ("EKD"), a wholly-owned subsidiary of Furman Selz LLC ("Furman Selz") which is not affiliated with First Union, is now the Fund's principal underwriter (the "Principal Underwriter"). EKD replaces Evergreen Keystone Investment Services, Inc. (formerly Keystone Investment Distributors Company) ("EKIS") as the Fund's principal underwriter. EKIS may no longer act as principal underwriter of the Fund due to regulatory restrictions imposed by the Glass-Steagall Act upon national banks such as FUNB and their affiliates, that prohibit such entities from acting as the underwriters or distributors of mutual fund shares. While EKIS may no longer act as principal underwriter of the Fund as discussed above, EKIS may continue to receive compensation from the Fund or the Principal Underwriter in respect of underwriting and distribution services performed prior to the termination of EKIS as principal underwriter. In addition, EKIS may also be compensated by the Principal Underwriter for the provision of certain marketing support services to the Principal Underwriter at an annual rate of up to .75% of the average daily net assets of the Fund, subject to certain restrictions. Both EKD and Furman Selz are located at 230 Park Avenue, New York, New York 10169.

SUB-ADMINISTRATOR
  Furman Selz provides officers and certain administrative services to the Fund pursuant to a sub-administration agreement. For its services under that agreement, Furman Selz receives a fee from Keystone at the maximum annual rate of .01% of the average daily net assets of the Fund.

  It is expected that on or about January 2, 1997, Furman Selz will transfer EKD, and its related mutual fund distribution and administration business, to BISYS Group, Inc. ("BISYS"). At that time, BISYS will succeed as sub-administrator for the Fund. It is not expected that the acquisition of the mutual fund distribution and administration business by BISYS will affect the services currently provided by EKD or Furman Selz.

PORTFOLIO MANAGER
  Walter T. McCormick has been the Fund's portfolio manager since the Fund's inception in 1996. He is a Keystone Senior Vice President and has over 25 years of investment experience.

FUND EXPENSES
  The Fund will pay all of its expenses. In addition to the investment advisory and distribution plan fees discussed in this prospectus, the principal expenses that the Fund is expected to pay include, but are not limited to, expenses of its Independent Trustees; transfer, dividend disbursing, and shareholder servicing agent expenses; custodian expenses; fees of its independent auditors; fees of legal counsel to the Fund and its Independent Trustees; fees payable to government agencies, including registration and qualification fees attributable to the Fund and its shares under federal and state securities laws; and certain extraordinary expenses. In addition, each class will pay all of the expenses attributable to it. Such expenses are currently limited to Distribution Plan expenses. The Fund also pays its brokerage commissions, interest charges, and taxes.

  Keystone has currently voluntarily limited the expenses of the Fund's Class A, B, and C shares to 1.50%, 2.25%, and 2.25% of each class's average daily net assets, respectively. Keystone intends to continue the foregoing expense limitations on a calendar month-by-month basis. Keystone will periodically evaluate these limitations and may modify or terminate them in the future. Keystone will not be required to reimburse the Fund to the extent such reimbursement would result in the Fund's inability to qualify as a regulated investment company under the Internal Revenue Code.

SECURITIES TRANSACTIONS
  Under policies established by the Board of Trustees, Keystone selects broker-dealers to execute transactions subject to the receipt of best execution. When selecting broker-dealers to execute portfolio transactions for the Fund, Keystone may consider the number of shares of the Fund sold by the broker-dealer. In addition, broker-dealers executing portfolio transactions may, from time to time, be affiliated with the Fund, Keystone, the Principal Underwriter, or their affiliates. The Fund may pay higher commissions to broker-dealers that provide research services. Keystone may use these services in advising the Fund as well as in advising its other clients.

PORTFOLIO TURNOVER
  The Fund generally does not expect to exceed a portfolio turnover rate of 100%. High portfolio turnover may involve correspondingly greater brokerage commissions and other transaction costs, which would be borne directly by the Fund, as well as additional realized gains and/or losses to shareholders.

  For further information about brokerage and distributions, see the statement of additional information.

CODE OF ETHICS
  The Fund has adopted a Code of Ethics incorporating policies on personal securities trading as recommended by the Investment Company Institute.

DISTRIBUTION PLANS AND AGREEMENTS

CLASS A DISTRIBUTION PLAN
  The Fund has adopted a Distribution Plan with respect to its Class A shares (the "Class A Distribution Plan") that provides for expenditures by the Fund currently limited to 0.25% annually of the average daily net asset value of Class A shares, in connection with the distribution of Class A shares. Payments under the Class A Distribution Plan are currently made to the Principal Underwriter (which may reallow all or part to others, such as broker-dealers), as service fees at an annual rate of up to 0.25% of the average daily net asset value of Class A shares maintained by the recipient and outstanding on the books of the Fund for specified periods.

CLASS B DISTRIBUTION PLANS
  The Fund has adopted Distribution Plans with respect to its Class B shares (the "Class B Distribution Plans") that provide for expenditures by the Fund at an annual rate of up to 1.00% of the average daily net asset value of Class B shares to pay expenses of the distribution of Class B shares. Payments under the Class B Distribution Plans are currently made to the Principal Underwriter (which may reallow all or part to others, such as broker-dealers) and to EKIS, the predecessor to the Fund's Principal Underwriter, (1) as commissions for Class B shares sold, (2) as shareholder service fees and (3) as interest. Amounts paid or accrued to the Principal Underwriter or EKIS in the aggregate may not exceed the annual limitation referred to above.

  The Principal Underwriter generally reallows to broker-dealers or others a commission equal to 4.00% of the price paid for each Class B share sold. The broker-dealer or other party will also receive service fees at an annual rate of 0.25% of the value of Class B shares maintained by the recipient and outstanding on the books of the Fund for specified periods. See "Distribution Plans Generally" below.

CLASS C DISTRIBUTION PLAN
  The Fund has adopted a Distribution Plan with respect to Class C shares (the "Class C Distribution Plan") that provides for expenditures by the Fund at an annual rate of up to 1.00% of the average daily net asset value of Class C shares to pay expenses of the Distribution of Class C shares. Payments under the Class C Distribution Plan are currently made to the Principal Underwriter (which may reallow all or part to others, such as broker-dealers) and to EKIS, the predecessor to the Fund's Principal Underwriter, (1) as commissions for Class C shares sold, (2) as shareholder service fees, and (3) as interest. Amounts paid or accrued to the Principal Underwriter or EKIS in the aggregate may not exceed the annual limitation referred to above.

  The Principal Underwriter generally reallows to broker-dealers or others a commission in the amount of 0.75% of the price paid for each Class C share sold, plus the first year's service fee in advance in the amount of 0.25% of the price paid for each Class C share sold, and, beginning approximately fifteen months after purchase, a commission at an annual rate of 0.75% (subject to NASD rules -- see "Distribution Plans Generally") plus service fees which are paid at the annual rate of 0.25%, respectively, of the value of Class C shares maintained by the recipient and outstanding on the books of the Fund for specified periods. See "Distribution Plans Generally" below.

DISTRIBUTION PLANS GENERALLY
  As discussed above, the Fund bears some of the costs of selling its shares under Distribution Plans adopted with respect to its Class A, Class B and Class C shares pursuant to Rule 12b-1 under the 1940 Act.

  The NASD limits the amount that the Fund may pay annually in distribution costs for the sale of its shares and shareholder service fees. The NASD limits annual expenditures to 1% of the aggregate average daily net asset value of its shares, of which 0.75% may be used to pay distribution costs and 0.25% may be used to pay shareholder service fees. The NASD also limits the aggregate amount that the Fund may pay for such distribution costs to 6.25% of gross share sales since the inception of the 12b-1 Distribution Plan, plus interest at the prime rate plus 1% on such amounts (less any contingent deferred sales charges ("CDSCs") paid by shareholders to the Principal Underwriter) remaining unpaid from time to time.

  In connection with financing its distribution costs, including commission advances to broker-dealers and others, EKIS, the predecessor to the Principal Underwriter, sold to a financial institution substantially all of its 12b-1 fee collection rights and CDSC collection rights in respect of Class B shares sold during the period beginning with the Fund's initial public offering through November 30, 1996. The Fund has agreed not to reduce the rate of payment of 12b-1 fees in respect of such Class B shares, unless it terminates such shares' Distribution Plan completely. If it terminates such Distribution Plan, the Fund may be subject to adverse distribution consequences.

  The financing of payments made by the Principal Underwriter to compensate broker-dealers or other persons for distributing shares of the Fund will be provided by FUNB or its affiliates.

  Each of the Distribution Plans may be terminated at any time by vote of the Independent Trustees or by vote of a majority of the outstanding voting shares of the respective class. If a Distribution Plan is terminated, the Principal Underwriter and EKIS will ask the Independent Trustees to take whatever action they deem appropriate under the circumstances with respect to payment of Advances (as defined below).

  Broker-dealers or others may receive different levels of compensation depending on which class of shares they sell. Payments pursuant to a Distribution Plan are included in the operating expenses of the class.

DISTRIBUTION AGREEMENTS
  The Fund has entered into principal underwriting agreements with the Principal Underwriter (each a "Distribution Agreement") with respect to each class. Pursuant to its Distribution Agreements, the Fund will compensate the Principal Underwriter for its services as distributor at an annual rate that may not exceed .25 of 1% of the Fund's average daily net assets attributable to Class A shares, .75 of 1% of the Fund's average daily net assets attributable to the Class B shares, subject to certain restrictions, and .75 of 1% of the Fund's average daily net assets attributable to the Class C shares.

  The Fund may also make payments under its Distribution Plans, in amounts of up to .25 of 1% of its average daily net assets on an annual basis, attributable to Class A, B and C shares, repectively, to compensate organizations, which may include, among others, the Principal Underwriter and Keystone or their respective affiliates, for services rendered to shareholders and/or the maintenance of shareholder accounts.

  The Fund may not pay any distribution or servicing fees during any fiscal period in excess of NASD limits. Since the Principal Underwriter's compensation under the Distribution Agreements is not directly tied to the expenses incurred by the Principal Underwriter, the amount of compensation received by it under the Distribution Agreements during any year may, subject to certain conditions, be more than its actual expenses and may result in a profit to the Principal Underwriter. Distribution expenses incurred by the Principal Underwriter in one fiscal year that exceed the level of compensation paid to the Principal Underwriter for that year may be paid from distribution fees received from a Fund in subsequent fiscal years.

  The Principal Underwriter intends, but is not obligated, to continue to pay or accrue distribution charges incurred in connection with the Class B Distribution Plans that exceed current annual payments permitted to be received by the Principal Underwriter from the Fund ("Advances"). The Principal Underwriter intends to seek full reimbursement for such Advances, from the Fund (together with annual interest thereon at the prime rate plus 1% at such time in the future as, and to the extent that, payment thereof by the Fund would be within the permitted limits. If the Fund's Independent Trustees authorize such payments, the effect would be to extend the period of time during which the Fund incurs the maximum amount of costs allowed by a Distribution Plan.

  In states where the Principal Underwriter is not registered as a broker-dealer, shares of the Fund will only be sold through other broker-dealers or other financial institutions that are registered.

ARRANGEMENTS WITH BROKER-DEALERS AND OTHERS
  The Principal Underwriter may, from time to time, provide promotional incentives, including reallowance of up to the entire sales charge, to certain broker-dealers whose representatives have sold or are expected to sell significant amounts of Fund shares. In addition, broker-dealers may, from time to time, receive additional cash payments. The Principal Underwriter may also provide written information to those broker-dealers with whom it has dealer agreements that relates to sales incentive campaigns conducted by such broker-dealers for their representatives as well as financial assistance in connection with pre-approved seminars, conferences and advertising. No such programs or additional compensation will be offered to the extent they are prohibited by the laws of any state or any self-regulatory agency such as the NASD. Broker-dealers to whom substantially the entire sales charge on Class A shares is reallowed may be deemed to be underwriters as that term is defined under the 1933 Act.

  The Principal Underwriter may, at its own expense, pay concessions in addition to those described above to broker-dealers including, from time to time, to First Union Brokerage Services, Inc., an affiliate of Keystone, that satisfy certain criteria established from time to time by the Principal Underwriter. These conditions relate to increasing sales of shares of the Keystone funds over specified periods and certain other factors. Such payments may, depending on the broker-dealer's satisfaction of the required conditions, be periodic and may be up to 1.00% of the value of shares sold by such broker-dealer.

  The Principal Underwriter may also pay a transaction fee (up to the level of payments allowed to broker-dealers for the sale of shares, as described above) to banks and other financial services firms that facilitate transactions in shares of the Fund for their clients.

  State securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as broker-dealers pursuant to state laws.

EFFECTS OF BANKING LAWS
  The Glass-Steagall Act currently limits the ability of depository institutions (such as a commercial bank or a savings and loan association) to become an underwriter or distributor of securities. In the event the Glass-Steagall Act is deemed to prohibit depository institutions from accepting payments under the arrangement described above, or should Congress relax current restrictions on depository institutions, the Board of Trustees will consider what action, if any, is appropriate.

  The Glass-Steagall Act and other banking laws and regulations also presently prohibit member banks of the Federal Reserve System ("Member Banks") or their non-bank affiliates from sponsoring, organizing, controlling, or distributing the shares of registered open-end investment companies such as the Fund. Such laws and regulations also prohibit banks from issuing, underwriting or distributing securities in general. However, under the Glass-Steagall Act and such other laws and regulations, a Member Bank or an affiliate thereof may act as investment adviser transfer agent or custodian to a registered open-end investment company and may also act as agent in connection with the purchase of shares of such an investment company upon the order of its customer. Keystone and its affiliates, since they are direct or indirect subsidiaries of FUNB, are subject to and in compliance with the aforementioned laws and regulations.

  Changes to applicable laws and regulations or future judicial or administrative decisions could prevent Keystone Investments or its affiliates from performing the services required under the investment advisory contract or from acting as agent in connection with the purchase of shares of a fund by its customers. In such event, it is expected that the Trustees would identify, and call upon each Fund's shareholders to approve, a new investment adviser. If this were to occur, it is not anticipated that the shareholders of any Fund would suffer any adverse financial consequences.

HOW TO BUY SHARES
  You may purchase shares of the Fund from any broker-dealer that has a selling agreement with the Principal Underwriter. In addition, you may purchase shares of the Fund by mailing to the Fund, c/o Evergreen Keystone Service Company, P.O. Box 2121, Boston, Massachusetts 02106-2121, a completed account application and a check payable to the Fund. You may also telephone 1-800-343-2898 to obtain the number of an account to which you can wire or electronically transfer funds and then send in a completed account application. Subsequent investments in any amount may be made by check, by wiring Federal funds, by direct deposit or by an electronic funds transfer ("EFT").

  Orders for the purchase of shares of the Fund will be confirmed at the public offering price, which is equal to the net asset value per share next determined after receipt of the order in proper form by the Principal Underwriter (generally as of the close of the Exchange on that day) plus, in the case of Class A shares, the applicable sales charge. Orders received by broker-dealers or other firms prior to the close of the Exchange and received by the Principal Underwriter prior to the close of its business day will be confirmed at the offering price effective as of the close of the Exchange on that day. Broker-dealers and other financial services firms are obligated to transmit orders promptly.

  Orders for shares received other than as stated above will receive the public offering price, which is equal to the net asset value per share next determined (generally, the next business day's offering price) plus, in the case of Class A shares, the applicable sales charge.

  The Fund reserves the right to determine the net asset value more frequently than once a day if deemed desirable.

  The initial purchase must be at least $1,000. There is no minimum amount for subsequent purchases.

  The Fund reserves the right to withdraw all or any part of the offering made by this prospectus and to reject purchase orders.

  Shareholder inquiries should be directed to EKSC by calling toll free 1-800-343-2898 or writing to EKSC or to the firm from which you received this prospectus.

ALTERNATIVE SALES OPTIONS
  This prospectus provides information regarding the Class A, B, and C shares offered by the Fund:

CLASS A SHARES -- FRONT-END LOAD OPTION
  With certain exceptions, Class A shares are sold with a sales charge at the time of purchase. Class A shares are not subject to a CDSC when they are redeemed except as follows: Class A shares purchased after January 1, 1997, in an amount equal to or exceeding $1 million, without a front-end sales charge, will be subject to a CDSC during the month of purchase and the 12-month period following the month of purchase.

CLASS B SHARES -- BACK-END LOAD OPTION
  Class B shares purchased after January 1, 1997, are sold without a sales charge at the time of purchase, but are, with certain exceptions, subject to a CDSC if redeemed during the month of purchase and the 72-month period following the month of purchase. Class B shares purchased after January 1, 1997, that have been outstanding for seven years after the month of purchase, will automatically convert to Class A shares without the imposition of a front-end sales charge or exchange fee.

CLASS C SHARES -- LEVEL LOAD OPTION
  Class C shares purchased after January 1, 1997, are sold without a sales charge at the time of purchase, but are subject to a CDSC if they are redeemed during the month of purchase and the 12-month period following the month of purchase. Class C shares are available only through broker-dealers who have entered into special distribution agreements with the Principal Underwriter.

  Each class of shares, pursuant to its Distribution Plan, pays an annual service fee of 0.25% of the Fund's average daily net assets attributable to that class. In addition to the 0.25% service fee, the Class B and C Distribution Plans provide for the payment of an annual distribution fee of up to 0.75% of the average daily net assets attributable to their respective classes. As a result, income distributions paid by the Fund with respect to Class B and Class C shares will generally be less than those paid with respect to Class A shares.

  Investors who would rather pay the entire cost of distribution at the time of investment, rather than spreading such cost over time, might consider Class A shares. Other investors might consider Class B or Class C shares (in which case, 100% of the purchase price is invested immediately), depending on the amount of the purchase and the intended length of investment.

  The Fund will not normally accept any purchase of Class B shares in the amount of $250,000 or more and will not normally accept any purchase of Class C shares in the amount of $500,000 or more.

                ----------------------------------------------
CLASS A SHARES

  Class A shares are currently offered at the public offering price, which is equal to net asset value plus an initial sales charge as follows:

                                                                     AS A % OF       CONCESSION TO
                                                        AS A % OF   NET AMOUNT   DEALERS AS A % OF
AMOUNT OF PURCHASE                                 OFFERING PRICE    INVESTED*      OFFERING PRICE
-------------------------------                    -----------------------------------------------
Less than $50,000 ...............................           4.75%        4.99%               4.25%
$50,000 but less than $100,000 ..................           4.50%        4.71%               4.25%
$100,000 but less than $250,000 .................           3.75%        3.90%               3.25%
$250,000 but less than $500,000 .................           2.50%        2.56%               2.00%
$500,000 but less than $1,000,000 ...............           2.00%        2.04%               1.75%

----------
*Rounded to the nearest one-hundredth percent.
                ----------------------------------------------
  Purchases of the Fund's Class A shares made after January 1, 1997, (i) in the amount of $1 million or more; (ii) by a corporate or certain other qualified retirement plan or a non-qualified deferred compensation plan or a Title I tax sheltered annuity or TSA plan sponsored by an organization having 100 or more eligible employees (a "Qualifying Plan"), or a TSA plan sponsored by a public educational entity having 5,000 or more eligible employees (an "Educational TSA Plan"); or (iii) by (a) institutional investors, which may include bank trust departments and registered investment advisers;
(b) investment advisers, consultants or financial planners who place trades for their own accounts or the accounts of their clients and who charge such clients a management, consulting, advisory or other fee; (c) clients of investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment advisers or financial planners on the books of the broker-dealer through whom shares are purchased; (d) institutional clients of broker-dealers, including retirement and deferred compensation plans and the trusts used to fund these plans, which place trades through an omnibus account maintained with the Fund by the broker-dealer; and (e) employees of FUNB and its affiliates, EKD and any broker-dealer with whom EKD has entered into an agreement to sell shares of the Fund, and members of the immediate families of such employees, will be at net asset value without the imposition of a front-end sales charge. Certain broker-dealers or other financial institutions may impose a fee on transactions in shares of the Funds.

  With respect to purchases of the Fund's Class A shares made after January 1, 1997, in the amount of $1 million or more, the Principal Underwriter will pay broker-dealers or others concessions at the following rate: 1.00% of the investment amount up to $2,999,999; plus 0.50% of the investment amount between $3,000,000 and $4,999,999; plus 0.25% of the investment amount over $4,999,999.

  With respect to purchases of the Fund's Class A shares made after January 1, 1997, by Qualifying Plans and Educational TSA Plans, the Principal Underwriter will pay broker-dealers and other concessions at the rate of 0.50% of the net asset value of the shares purchased. These payments are subject to reclaim in the event the shares are redeemed within twelve months after purchase.

  Purchases of the Fund's Class A shares made after January 1, 1997, in the amount of $1 million or more, are subject to a CDSC of 1.00% upon redemption during the month of purchase and the 12-month period following the month of purchase.

  The sales charge is paid to the Principal Underwriter, which in turn normally reallows a portion to your broker-dealer. In addition, your broker-dealer currently will be paid periodic service fees at an annual rate of up to 0.25% of the value of Class A shares maintained by such recipient and outstanding on the books of the Fund for specified periods.

  Upon written notice to broker-dealers with whom it has dealer agreements, the Principal Underwriter may reallow up to the full applicable sales charge.

  Initial sales charges may be eliminated for persons purchasing Class A shares that are offered in connection with certain fee based programs, such as wrap accounts sponsored or managed by broker-dealers, investment advisers, or others who have entered into special agreements with the Principal Underwriter. Initial sales charges may be reduced or eliminated for persons or organizations purchasing Class A shares of the Fund alone or in combination with Class A shares of other Keystone America Funds. See Exhibit A to this prospectus.

  Upon prior notification to the Principal Underwriter, Class A shares may be purchased at net asset value by clients of registered representatives within 30 days after a change in the registered representative's employment when the amount invested represents redemption proceeds from a registered open-end management investment company not distributed or managed by Keystone or its affiliates; and the shareholder either (1) paid a front-end sales charge, or
(2) was at some time subject to, but did not actually pay, a CDSC with respect to the redemption proceeds.

  Upon prior notification to the Principal Underwriter, Class A shares may be purchased at net asset value by clients of registered representatives within 30 days after the redemption of shares of any registered open-end investment company not distributed or managed by Keystone or its affiliates when the amount invested represents redemption proceeds from such unrelated registered open-end investment company, and the shareholder either (1) paid a front-end sales charge, or (2) was at some time subject to, but did not actually pay, a CDSC with respect to the redemption proceeds. This special net asset value purchase is currently being offered on a calendar month-by-month basis and may be modified or terminated in the future.

CLASS B SHARES
  Class B shares are offered at net asset value, without an initial sales charge. With respect to shares purchased after January 1, 1997, the Fund, with certain exceptions, imposes a CDSC on Class B shares redeemed as follows:

                                                   CDSC
REDEMPTION TIMING                                IMPOSED
-----------------                                -------
Month of purchase and the first twelve-month
  period following the month of purchase .....    5.00%
Second twelve-month period following the month
  of purchase ................................    4.00%
Third twelve-month period following the month
  of purchase ................................    3.00%
Fourth twelve-month period following the month
  of purchase ................................    3.00%
Fifth twelve-month period following the month
  of purchase ................................    2.00%
Sixth twelve-month period following the month
  of purchase ................................    1.00%

No CDSC is imposed on amounts redeemed thereafter.

  When imposed, the CDSC is deducted from the redemption proceeds otherwise payable to you. The CDSC is retained by the Principal Underwriter or its predecessor. Amounts received by the Principal Underwriter or its predecessor under the Class B Distribution Plan are reduced by CDSCs retained by the Principal Underwriter or its predecessor. See "Contingent Deferred Sales Charge and Waiver of Sales Charges" below.

  Class B shares purchased after January 1, 1997, that have been outstanding for seven years after the month of purchase, will automatically convert to Class A shares (which are subject to a lower Distribution Plan charge) without imposition of a front-end sales charge or exchange fee. (Conversion of Class B shares represented by stock certificates will require the return of the stock certificates to EKSC.) The Class B shares so converted will no longer be subject to the higher distribution expenses and other expenses, if any, borne by Class B shares. Because the net asset value per share of Class A shares may be higher or lower than that of the Class B shares at the time of conversion, although the dollar value will be the same, a shareholder may receive more or fewer Class A shares than the number of Class B shares converted. Under current law, it is the Fund's opinion that such a conversion will not constitute a taxable event under federal income tax law. In the event that this ceases to be the case, the Board of Trustees will consider what action, if any, is appropriate and in the best interest of such Class B shareholders.

CLASS C SHARES
  Class C shares are offered only through broker-dealers who have special distribution agreements with the Principal Underwriter. Class C shares are offered at net asset value, without an initial sales charge. With certain exceptions, the Fund imposes a CDSC of 1.00% on shares redeemed during the month of purchase and the 12-month period following the month of purchase. No CDSC is imposed on amounts redeemed thereafter. If imposed, the CDSC is deducted from the redemption proceeds otherwise payable to you. The CDSC is retained by the Principal Underwriter or its predecessor. See "Contingent Deferred Sales Charge and Waiver of Sales Charges" below.

CONTINGENT DEFERRED SALES CHARGE AND WAIVER OF SALES CHARGES
  Any CDSC imposed upon the redemption of
Class A, Class B, or Class C shares is a percentage of the lesser of (1) the net asset value of the shares redeemed or (2) the net asset value at the time of purchase of such shares.

  With respect to shares purchased after January 1, 1997, no CDSC is imposed when you redeem amounts derived from (1) increases in the value of shares redeemed above the net cost of such shares; (2) certain shares with respect to which the Fund did not pay a commission on issuance, including shares acquired through reinvestment of dividend income and capital gains distributions; (3) certain Class A shares held for more than 12 months after the month of purchase; (4) Class B shares held for more than 72 months after the month of purchase; or (5) Class C shares held for more than one year after the month of purchase. Upon request for redemption, shares not subject to the CDSC will be redeemed first. Thereafter, shares held the longest will be the first to be redeemed.

  With respect to Class C shares purchased by a Qualifying Plan, no CDSC will be imposed on any redemptions made specifically by an individual participant in the Qualifying Plan. This waiver is not available in the event a Qualifying Plan (as a whole) redeems substantially all of its assets.

  In addition, no CDSC is imposed on a redemption of shares of the Fund in the event of (1) death or disability of the shareholder; (2) a lump-sum distribution from a 401(k) plan or other benefit plan qualified under the Employee Retirement Income Security Act of 1974 ("ERISA"); (3) automatic withdrawals from ERISA plans if the shareholder is at least 59 1/2 years old;
(4) involuntary redemptions of accounts having an aggregate net asset value of less than $1,000; (5) automatic withdrawals under the Systematic Income Plan of up to 1.0% per month of the shareholder's initial account balance;
(6) withdrawals consisting of loan proceeds to a retirement plan participant;
(7) financial hardship withdrawals made by a retirement plan participant; or
(8) withdrawals consisting of returns of excess contributions or excess deferral amounts made to a retirement plan participant.

  The Fund may also sell Class A, Class B or Class C shares at net asset value without any initial sales charge or a CDSC to certain Directors, Trustees, officers and employees of the Fund, Keystone, the Principal Underwriter and certain of their affiliates, and to members of the immediate families of such persons; to registered representatives of firms with dealer agreements with the Principal Underwriter; and to a bank or trust company acting as a trustee for a single account. See the statement of additional information.


HOW TO REDEEM SHARES
  You may redeem Fund shares for cash at their net redemption value by writing to the Fund, c/o EKSC, and presenting a properly endorsed share certificate (if certificates have been issued) to the Fund. Your signature(s) on the written order and certificates must be guaranteed as described below. In order to redeem by telephone or to engage in telephone transactions generally, you must complete the authorization in your account application. Proceeds for shares redeemed on telephone order will be deposited by wire or EFT only to the bank account designated in your account application.

  You may also redeem your shares through your broker-dealer. The Principal Underwriter, acting as agent for the Fund, stands ready to repurchase Fund shares upon orders from broker-dealers and will calculate the net asset value on the same terms as those orders for the purchase of shares received from broker-dealers and described under "How to Buy Shares." If the Principal Underwriter has received proper documentation, it will pay the redemption proceeds, less any applicable CDSC, to the broker-dealer placing the order within seven days thereafter. The Principal Underwriter charges no fee for this service. Your broker-dealer, however, may charge a service fee.

  The redemption value equals the net asset value per share adjusted for fractions of a cent and may be more or less than your cost depending upon changes in the value of the Fund's portfolio securities between purchase and redemption. A CDSC may be imposed by the Fund at the time of redemption of certain shares as explained in "How to Buy Shares." If imposed, the CDSC is deducted from the redemption proceeds otherwise payable to you.

REDEMPTION OF SHARES IN GENERAL
  At various times, the Fund may be requested to redeem shares for which it has not yet received good payment. In such a case, the Fund will mail the redemption proceeds upon clearance of the purchase check, which may take 15 days or more. Any delay may be avoided by purchasing shares either with a certified check, by Federal Reserve or bank wire of funds, by direct deposit or by EFT. Although the mailing of a redemption check or the wiring or EFT of redemption proceeds may be delayed, the redemption value will be determined and the redemption processed in the ordinary course of business upon receipt of proper documentation. In such a case, after the redemption and prior to the release of the proceeds, no appreciation or depreciation will occur in the value of the redeemed shares, and no interest will be paid on the redemption proceeds. If the payment of a redemption has been delayed, the check will be mailed or the proceeds wired or sent EFT promptly after good payment has been collected.

  The Fund computes the amount due you at the close of the Exchange at the end of the day on which it has received all proper documentation from you. Payment of the amount due on redemption, less any applicable CDSC (as described above), will be made within seven days thereafter except as discussed herein.

  For your protection, SIGNATURES ON CERTIFICATES, STOCK POWERS AND ALL WRITTEN ORDERS OR AUTHORIZATIONS MUST BE GUARANTEED BY A U.S. STOCK EXCHANGE MEMBER, A BANK OR OTHER PERSONS ELIGIBLE TO GUARANTEE SIGNATURES UNDER THE SECURITIES EXCHANGE ACT OF 1934 AND EKSC'S POLICIES. The Fund or EKSC may waive this requirement or may require additional documents in certain cases. Currently, the requirement for a signature guarantee has been waived on redemptions of $50,000 or less when the account address of record has been the same for a minimum period of 30 days. The Fund and EKSC reserve the right to withdraw this waiver at any time.

  If the Fund receives a redemption order, but you have not clearly indicated the amount of money or number of shares involved, the Fund cannot execute the order. In such cases, the Fund will request the missing information from you and process the order on the day such information is received.

TELEPHONE REDEMPTIONS
  Under ordinary circumstances, you may redeem up to $50,000 from your account by telephone by calling toll free 1-800-343-2898. As mentioned above, to engage in telephone transactions generally, you must complete the appropriate sections of the Fund's application.

  In order to insure that instructions received by EKSC are genuine when you initiate a telephone transaction, you will be asked to verify certain criteria specific to your account. At the conclusion of the transaction, you will be given a transaction number confirming your request, and written confirmation of your transaction will be mailed the next business day. Your telephone instructions will be recorded. Redemptions by telephone are allowed only if the address and bank account of record have been the same for a minimum period of 30 days.

  If you cannot reach the Fund by telephone, you should follow the procedures for redeeming by mail or through a broker-dealer as set forth herein.

SMALL ACCOUNTS
  Due to the high cost of maintaining small accounts, the Fund reserves the right to redeem your account if its value has fallen below $1,000, the current minimum investment level, as a result of your redemptions (but not as a result of market action). You will be notified in writing and allowed 60 days to increase the value of your account to the minimum investment level. No CDSCs are applied to such redemptions.

GENERAL
  The Fund reserves the right at any time to terminate, suspend, or change the terms of any redemption method described in this prospectus, except redemption by mail, and to impose fees.

  Except as otherwise noted, neither the Fund, EKSC, nor the Principal Underwriter assumes responsibility for the authenticity of any instructions received by any of them from a shareholder in writing, over the Keystone Automated Response Line ("KARL"), or by telephone. EKSC will employ reasonable procedures to confirm that instructions received over KARL or by telephone are genuine. Neither the Fund, EKSC, nor the Principal Underwriter will be liable when following instructions received over KARL or by telephone that EKSC reasonably believes to be genuine.

  The Fund may temporarily suspend the right to redeem its shares when (1) the Exchange is closed, other than customary weekend and holiday closings; (2) trading on the Exchange is restricted;
(3) an emergency exists and the Fund cannot dispose of its investments or fairly determine their value; or (4) the Securities and Exchange Commission so orders.

SHAREHOLDER SERVICES
  Details on all shareholder services may be obtained from EKSC by writing or by calling toll free 1-800-343-2898.

KEYSTONE AUTOMATED RESPONSE LINE
  KARL offers you specific fund account information and price and yield quotations as well as the ability to do account transactions, including investments, exchanges and redemptions. You may access KARL by dialing toll free 1-800-346-3858 on any touch-tone telephone, 24 hours a day, seven days a week.

EXCHANGES
  If you have obtained the appropriate prospectus, you may exchange shares of the Fund for shares of certain other Keystone America Funds and Keystone Liquid Trust ("KLT") as follows:

    Class A shares may be exchanged for Class A shares of other Keystone America Funds and Class A shares of KLT;

    Class B shares may be exchanged for the same type of Class B shares of other Keystone America Funds and the same type of Class B shares of KLT; and

    Class C shares may be exchanged for Class C shares of other Keystone America Funds and Class C shares of KLT.

  The exchange of Class B shares and Class C shares will not be subject to a CDSC. However, if the shares being tendered for exchange are

  (1) Class A shares acquired without a front-end sales charge,

  (2) Class B shares that have been held for less than 72 months, or

  (3) Class C shares that have been held for less than one year,

and are still subject to a CDSC, such charge will carry over to the shares being acquired in the exchange transaction.

  You may exchange shares for another Keystone fund by calling or writing to EKSC or by using KARL. As noted above, if the shares being tendered for exchange are still subject to a CDSC, such charge will carry over to the shares being acquired in the exchange transaction. The Fund reserves the right to terminate this exchange offer or to change its terms, including the right to charge for exchanges.

  Orders to exchange a certain class of shares of the Fund for the corresponding class of shares of KLT will be executed by redeeming the shares of the Fund and purchasing the corresponding class of shares of KLT at the net asset value of such shares next determined after the proceeds from such redemption become available, which may be up to seven days after such redemption. In all other cases, orders for exchanges received by the Fund prior to 4:00 p.m. eastern time on any day the Fund is open for business will be executed at the respective net asset values determined as of the close of business that day. Orders for exchanges received after 4:00 p.m. eastern time on any business day will be executed at the respective net asset values determined at the close of the next business day.

  An excessive number of exchanges may be disadvantageous to the Fund. Therefore, the Fund, in addition to its right to reject any exchange, reserves the right to terminate the exchange privilege of any shareholder who makes more than five exchanges of shares of the funds in a year or three in a calendar quarter.

  An exchange order must comply with the requirements for a redemption or repurchase order and must specify the dollar value or number of shares to be exchanged. An exchange constitutes a sale for federal income tax purposes.

  The exchange privilege is available only in states where shares of the fund being acquired may legally be sold.


AUTOMATIC INVESTMENT PLAN
  With a Keystone Automatic Investment Plan, you can automatically transfer as little as $25 per month or $75 per quarter from your bank account or KLT to the Keystone fund of your choice. Your bank account will be debited for each transfer. You will receive confirmation with your next account statement.

  To establish or terminate an Automatic Investment Plan or to change the amount or schedule of your automatic investments, you may write to or call EKSC. Please include your account numbers. Termination may take up to 30 days.

RETIREMENT PLANS
  The Fund has various retirement plans available to you, including Individual Retirement Accounts (IRAs); Rollover IRAs; Simplified Employee Pension Plans
(SEPs); Salary Reduction Plans (SARSEPs); Tax Sheltered Annuity Plans; 403(b)
(7) Plans; 401(k) Plans; Keogh Plans; Corporate Profit-Sharing Plans; and Money Purchase Plans. For details, including fees and application forms, call toll free 1-800-247-4075 or write to EKSC.

SYSTEMATIC INCOME PLAN
  Under a Systematic Income Plan, if your account has a value of at least $10,000, you may arrange for regular monthly or quarterly fixed withdrawal payments. Each payment must be at least $75 and may be as much as 1.0% per month or 3.0% per quarter of the total net asset value of the Fund shares in your account when the Systematic Income Plan was opened. Fixed withdrawal payments are not subject to a CDSC. Excessive withdrawals may decrease or deplete the value of your account. Moreover, because of the effect of the applicable sales charge, a Class A investor should not make continuous purchases of the Fund's shares while participating in a Systematic Income Plan.

DOLLAR COST AVERAGING
  Through dollar cost averaging you can invest a fixed dollar amount each month or each quarter in any Keystone America Fund. This results in more shares being purchased when the selected fund's net asset value is relatively low and fewer shares being purchased when the fund's net asset value is relatively high and may result in a lower average cost per share than a less systematic investment approach.

  Prior to participating in dollar cost averaging, you must establish an account in a Keystone America Fund or a money market fund managed or advised by Keystone. You should designate on the application (1) the dollar amount of each monthly or quarterly investment you wish to make and (2) the fund in which the investment is to be made. Thereafter, on the first day of the designated month, an amount equal to the specified monthly or quarterly investment will automatically be redeemed from your initial account and invested in shares of the designated fund.

  If you are a Class A investor and paid a sales charge on your initial purchase, the shares purchased will be eligible for Rights of Accumulation and the sales charge applicable to the purchase will be determined accordingly. In addition, the value of shares purchased will be included in the total amount required to fulfill a Letter of Intent. If a sales charge was not paid on the initial purchase, a sales charge will be imposed at the time of subsequent purchases, and the value of shares purchased will become eligible for Rights of Accumulation and Letters of Intent. See Exhibit A -- "Reduced Sales Charges" at the back of the prospectus.

TWO DIMENSIONAL INVESTING
  You may elect to have income and capital gains distributions from any class of Keystone America Fund shares you may own automatically invested to purchase the same class of shares of any other Keystone America Fund. You may select this service on your application and indicate the Keystone America Fund(s) into which distributions are to be invested. The value of shares purchased will be ineligible for Rights of Accumulation and Letters of Intent. See Exhibit A -- "Reduced Sales Charges" at the back of the prospectus.

OTHER SERVICES
  Under certain circumstances, you may, within 30 days after a redemption, reinstate your account in the same class of shares that you redeemed at current net asset value.

PERFORMANCE DATA
  From time to time the Fund may advertise "total return" and "current yield." ALL DATA IS BASED ON HISTORICAL RESULTS. PAST PERFORMANCE SHOULD NOT BE CONSIDERED REPRESENTATIVE OF RESULTS FOR ANY FUTURE PERIOD OF TIME. Total return and current yield are computed separately for each class of shares of the Fund.

  Total return refers to average annual compounded rates of return over specified periods determined by comparing the initial amount invested in a particular class to the ending redeemable value of that amount. The resulting equation assumes reinvestment of all dividends and distributions and deduction of the maximum sales charge or applicable contingent deferred sales charge and all recurring charges, if any, applicable to all shareholder accounts. The exchange fee is not included in the calculation.

  Current yield quotations represent the yield on an investment for a stated 30-day period computed by dividing net investment income earned per share during the base period by the maximum offering price per share on the last day of the base period.

  The Fund may also include comparative performance data for each class of shares in advertising or marketing the Fund's shares, such as data from Lipper Analytical Services, Inc., Morningstar, Inc., Standard & Poor's Corporation, Ibbotson Associates or other industry publications.

FUND SHARES
  The Fund issues Class A, B, and C shares, which participate in dividends and distributions and have equal voting, liquidation and other rights, except that
(1) expenses related to the distribution of each class of shares or other expenses that the Board of Trustees may designate as class expenses from time to time, are borne solely by each class; (2) each class of shares has exclusive voting rights with respect to its Distribution Plan; (3) each class has different exchange privileges; and (4) each class has a different designation. When issued and paid for, the shares will be fully paid and nonassessable by the Fund. Shares may be exchanged as explained under "Shareholder Services," but will have no other preference, conversion, exchange or preemptive rights. Shares are redeemable, transferable and freely assignable as collateral. The Fund is authorized to issue additional series or classes of shares.

  Shareholders are entitled to one vote for each full share owned and fractional votes for fractional shares. Shares of the Fund vote together except when required by law to vote separately by series or class. The Fund does not have annual meetings. The Fund will have special meetings, from time to time, as required under its Declaration of Trust and under the 1940 Act. As provided in the Fund's Declaration of Trust, shareholders have the right to remove Trustees by an affirmative vote of two-thirds of the outstanding shares. A special meeting of the shareholders will be held when holders of 10% of the outstanding shares request a meeting for the purpose of removing a Trustee. The Fund is prepared to assist shareholders in communications with one another for the purpose of convening such a meeting as prescribed by
Section 16(c) of the 1940 Act.

  Under Massachusetts law, it is possible that a Fund shareholder may be held personally liable for the Fund's obligations. The Fund's Declaration of Trust provides, however, that shareholders shall not be subject to any personal liability for the Fund's obligations and provides indemnification from Fund assets for any shareholder held personally liable for the Fund's obligations.

ADDITIONAL INFORMATION
  When the Fund determines from its records that more than one account in the Fund is registered in the name of a shareholder or shareholders having the same address, upon notice to those shareholders, the Fund intends, when an annual report or a semi-annual report of the Fund is required to be furnished, to mail one copy of such report to that address.

  Except as otherwise stated in this prospectus or required by law, the Fund reserves the right to change the terms of the offer stated in this prospectus without shareholder approval, including the right to impose or change fees for services provided.

                      ADDITIONAL INVESTMENT INFORMATION

  The Fund may engage in the following investment practices to the extent described in the prospectus and the statement of additional information.

OBLIGATIONS OF FOREIGN BRANCHES OF UNITED STATES BANKS
  The obligations of foreign branches of U.S. banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by government regulation. Payment of interest and principal upon these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, evidences of ownership of such securities may be held outside the U.S., and the Fund may be subject to the risks associated with the holding of such property overseas. Examples of governmental actions would be the imposition of currency controls, interest limitations, withholding taxes, seizure of assets or the declaration of a moratorium. Various provisions of federal law governing domestic branches do not apply to foreign branches of domestic banks.

OBLIGATIONS OF UNITED STATES BRANCHES OF FOREIGN BANKS
  Obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as by governmental action in the country in which the foreign bank has its head office. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a domestic bank.

MASTER DEMAND NOTES
  Master demand notes are unsecured obligations that permit the investment of fluctuating amounts by the Fund at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the issuer, as borrower. Master demand notes may permit daily fluctuations in the interest rate and daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement or to decrease the amount. The borrower may repay up to the full amount of the note without penalty. Notes purchased by the Fund permit the Fund to demand payment of principal and accrued interest at any time (on not more than seven days notice) and to resell the note at any time to a third party. Notes acquired by the Fund may have maturities of more than one year, provided that (1) the Fund is entitled to payment of principal and accrued interest upon not more than seven days notice, and (2) the rate of interest on such notes is adjusted automatically at periodic intervals, which normally will not exceed 31 days, but may extend up to one year. The notes are deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period. Because these types of notes are direct lending arrangements between the lender and borrower, such instruments are not normally traded and there is no secondary market for these notes, although they are redeemable and thus repayable by the borrower at face value plus accrued interest at any time. Accordingly, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with master demand note arrangements, Keystone considers, under standards established by the Board of Trustees, earning power, cash flow and other liquidity ratios of the borrower and will monitor the ability of the borrower to pay principal and interest on demand. These notes are not typically rated by credit rating agencies. Unless rated, the Fund will invest in them only if, at the time of investment, the issuer meets the criteria established for commercial paper.

REPURCHASE AGREEMENTS
  The Fund may enter into repurchase agreements with member banks of the Federal Reserve System having at least $1 billion in assets, primary dealers in U.S. government securities or other financial institutions believed by Keystone to be creditworthy. Such persons must be registered as U.S. government securities dealers with an appropriate regulatory organization. Under such agreements, the bank, primary dealer or other financial institution agrees upon entering into the contract to repurchase the security at a mutually agreed upon date and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. Under a repurchase agreement, the seller must maintain the value of the securities subject to the agreement at not less than the repurchase price, such value being determined on a daily basis by marking the underlying securities to their market value. Although the securities subject to the repurchase agreement might bear maturities exceeding a year, the Fund intends only to enter into repurchase agreements that provide for settlement within a year and usually within seven days. Securities subject to repurchase agreements will be held by the Fund's custodian or in the Federal Reserve book entry system. The Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including (1) possible declines in the value of the underlying securities during the period while the Fund seeks to enforce its rights thereto; (2) possible subnormal levels of income and lack of access to income during this period; and (3) expenses of enforcing its rights. The Board of Trustees has established procedures to evaluate the creditworthiness of each party with whom the Fund enters into repurchase agreements by setting guidelines and standards of review for Keystone and monitoring Keystone's actions with regard to repurchase agreements.

REVERSE REPURCHASE AGREEMENTS
  Under a reverse repurchase agreement, the Fund would sell securities and agree to repurchase them at a mutually agreed upon date and price. The Fund intends to enter into reverse repurchase agreements to avoid otherwise having to sell securities during unfavorable market conditions in order to meet redemptions. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the Fund's custodian containing liquid assets such as U.S. government securities or other high grade debt securities having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities that the Fund is obligated to repurchase may decline below the repurchase price.

"WHEN ISSUED" SECURITIES
  The Fund may also purchase and sell securities and currencies on a when issued and delayed delivery basis. When issued or delayed delivery transactions arise when securities or currencies are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. When the Fund engages in when issued and delayed delivery transactions, the Fund relies on the buyer or seller, as the case may be, to consummate the sale. Failure to do so may result in the Fund missing the opportunity to obtain a price or yield considered to be advantageous. When issued and delayed delivery transactions may be expected to occur a month or more before delivery is due. No payment or delivery is made by the Fund, however, until it receives payment or delivery from the other party to the transaction. A separate account of liquid assets equal to the value of such purchase commitments will be maintained until payment is made.

  When issued and delayed delivery agreements are subject to risks from changes in value based upon changes in the level of interest rates, currency rates and other market factors, both before and after delivery. The Fund does not accrue any income on such securities or currencies prior to their delivery. To the extent the Fund engages in when issued and delayed delivery transactions, it will do so consistent with its investment objective and policies and not for the purpose of investment leverage. The Fund currently does not intend to invest more than 5% of its assets in when issued or delayed delivery transactions.

LOANS OF SECURITIES TO BROKER-DEALERS
  The Fund may lend securities to brokers-dealers pursuant to agreements requiring that the loans be continuously secured by cash or securities of the U.S. government, its agencies or instrumentalities, or any combination of cash and such securities, as collateral equal at all times in value to at least the market value of the securities loaned. Such securities loans will not be made with respect to the Fund if, as a result, the aggregate of all outstanding securities loans exceeds 15% of the value of the Fund's total assets taken at their current value. The Fund continues to receive interest or dividends on the securities loaned and simultaneously earns interest on the investment of the cash loan collateral in U.S. Treasury notes, certificates of deposit, other high-grade, short-term obligations or interest bearing cash equivalents. Although voting rights attendant to securities loaned pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by the Fund if, in the opinion of the Fund, a material event affecting the investment is to occur. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. Loans may only be made to borrowers deemed to be of good standing, under standards approved by the Board of Trustees, when the income to be earned from the loan justifies the attendant risks.

DERIVATIVES -- GENERAL
  The Fund may use derivatives in furtherance of its investment objective. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.

  Derivatives can be used by investors, such as the Fund, to earn income and enhance returns, to hedge or adjust the risk profile of the portfolio, and either in place of more traditional direct investments or to obtain exposure to otherwise inaccessible markets. The Fund is permitted to use derivatives for one or more of these purposes. The Fund uses futures contracts and related options for hedging purposes. Derivatives are a valuable tool which, when used properly, can provide significant benefit to Fund shareholders. The Fund is not an aggressive user of derivatives. The Fund may take positions, however, in those derivatives that are within its investment policies if, in Keystone's judgement, this represents an effective response to current or anticipated market conditions. The Fund's use of derivatives is subject to continuous risk assessment and control from the standpoint of the Fund's investment objective and policies.

  Derivatives may be (1) standardized, exchange-traded contracts or (2) customized, privately negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

  There are four principal types of derivative instruments -- options, futures, forwards and swaps -- from which virtually any type of derivative transaction can be created. Further information regarding options and futures, is provided later in this section and is provided in the Fund's statement of additional information.

  While the judicious use of derivatives by experienced investment managers such as Keystone can be beneficial, derivatives also involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. Following is a general discussion of important risk factors and issues concerning the use of derivatives that investors should understand before investing in the Fund.

* Market Risk -- This is the general risk attendant to all investments that the value of a particular investment will decline or otherwise change in a way detrimental to the Fund's interest.

* Management Risk -- Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument, but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to the Fund's portfolio and the ability to forecast price, interest rate or currency exchange rate movements correctly.

* Credit Risk -- Credit risk is the risk that a loss may be sustained by the Fund as a result of the failure of another party to a derivative (usually referred to as a "counterparty") to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearing house, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearing house in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Fund considers the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

* Liquidity Risk -- Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

* Leverage Risk -- Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

* Other Risks -- Other risks in using derivatives include the risk of mispricing or improper valuation and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, the Fund's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Fund's investment objective.

OPTIONS TRANSACTIONS
    WRITING COVERED OPTIONS. The Fund may write (i.e., sell) covered call and put options. By writing a call option, the Fund becomes obligated during the term of the option to deliver the securities underlying the option upon payment of the exercise price. By writing a put option, the Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price if the option is exercised. The Fund also may write straddles (combinations of covered puts and calls on the same underlying security).

  The Fund may only write "covered" options. This means that so long as the Fund is obligated as the writer of a call option it will own the underlying securities subject to the option or, in the case of call options on U.S. Treasury bills, the Fund might own substantially similar U.S. Treasury bills. If the Fund has written options against all of its securities that are available for writing options, the Fund may be unable to write additional options unless it sells a portion of its portfolio holdings to obtain new securities against which it can write options. If this were to occur, higher portfolio turnover and correspondingly greater brokerage commissions and other transaction costs might result. The Fund does not expect, however, that this will occur.

  The Fund will be considered "covered" with respect to a put option it writes if, so long as it is obligated as the writer of the put option, it deposits and maintains with its custodian, in a segregated account, liquid assets having a value equal to or greater than the exercise price of the option.

  The principal reason for writing call or put options is to obtain, through the receipt of premiums, a greater current return than would be realized on the underlying securities alone. The Fund receives a premium from writing a call or put option, which it retains whether or not the option is exercised. By writing a call option, the Fund might lose the potential for gain on the underlying security while the option is open, and, by writing a put option, the Fund might become obligated to purchase the underlying security for more than its current market price upon exercise.

  PURCHASING OPTIONS. The Fund may purchase put or call options, including purchasing put or call options for the purpose of offsetting previously written put or call options of the same series.

  If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised.

  An option position may be closed out only in a secondary market for an option of the same series. Although the Fund generally will write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any particular time, and, for some options, no secondary market may exist. In such event, it might not be possible to effect a closing transaction in a particular option.

  Options on some securities are relatively new, and it is impossible to predict the amount of trading interest that will exist in such options. There can be no assurance that viable markets will develop or continue. The failure of such markets to develop or continue could significantly impair the Fund's ability to use such options to achieve its investment objective.

  OPTIONS TRADING MARKETS. Options in which the Fund will trade are generally listed on national securities exchanges. Exchanges on which such options currently are traded include the Chicago Board Options Exchange and the New York, American, Pacific and Philadelphia Stock Exchanges. Options on some securities may not be listed on any exchange, but traded in the over-the-counter market. Options traded in the over-the-counter market involve the additional risk that securities dealers participating in such transactions could fail to meet their obligations to the Fund. The use of options traded in the over-the-counter market may be subject to limitations imposed by certain state securities authorities. In addition to the limits on its use of options discussed herein, the Fund is subject to the investment restrictions described in this prospectus and in the statement of additional information.

  The staff of the Securities and Exchange Commission is of the view that the premiums that the Fund pays for the purchase of unlisted options and the value of securities used to cover unlisted options written by the Fund are considered to be invested in illiquid securities or assets for the purpose of calculating whether the Fund is in compliance with its policies on illiquid securities.

FUTURES TRANSACTIONS
  The Fund may enter into currency and other financial futures contracts and write options on such contracts. The Fund intends to enter into such contracts and related options for hedging purposes. The Fund will enter into securities, currency or index-based futures contracts in order to hedge against changes in interest or exchange rates or securities prices. A futures contract on securities or currencies is an agreement to buy or sell securities or currencies at a specified price during a designated month. A futures contract on a securities index does not involve the actual delivery of securities, but merely requires the payment of a cash settlement based on changes in the securities index. The Fund does not make payment or deliver securities upon entering into a futures contract. Instead, it puts down a margin deposit, which is adjusted to reflect changes in the value of the contract and which continues until the contract is terminated.

  The Fund may sell or purchase futures contracts. When a futures contract is sold by the Fund, the value of the Fund's contract will tend to rise when the value of the underlying securities or currencies declines and to fall when the value of such securities or currencies increases. Thus, the Fund sells futures contracts in order to offset a possible decline in the value of its securities or currencies. If a futures contract is purchased by the Fund, the value of the contract will tend to rise when the value of the underlying securities or currencies increases and to fall when the value of such securities or currencies declines. The Fund intends to purchase futures contracts in order to establish what is believed by Keystone to be a favorable price and rate of return for securities or a favorable exchange rate for currencies the Fund intends to purchase.

  The Fund also intends to purchase put and call options on futures contracts for hedging purposes. A put option purchased by the Fund would give it the right to assume a position as the seller of a futures contract. A call option purchased by the Fund would give it the right to assume a position as the purchaser of a futures contract. The purchase of an option on a futures contract requires the Fund to pay a premium. In exchange for the premium, the Fund becomes entitled to exercise the benefits, if any, provided by the futures contract, but is not required to take any action under the contract. If the option cannot be exercised profitably before it expires, the Fund's loss will be limited to the amount of the premium and any transaction costs.

  The Fund may enter into closing purchase and sale transactions in order to terminate a futures contract and may sell put and call options for the purpose of closing out its options positions. The Fund's ability to enter into closing transactions depends on the development and maintenance of a liquid secondary market. There is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. As a result, there can be no assurance that the Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the contract and to complete the contract according to its terms, in which case, it would continue to bear market risk on the transaction.

  Although futures and related options transactions are intended to enable the Fund to manage market, interest rate or exchange rate risk, unanticipated changes in interest rates, exchange rates or market prices could result in poorer performance than if it had not entered into these transactions. Even if Keystone correctly predicts interest or exchange rate movements, a hedge could be unsuccessful if changes in the value of the Fund's futures position did not correspond to changes in the value of its investments. This lack of correlation between the Fund's futures and securities or currencies positions may be caused by differences between the futures and securities or currencies markets or by differences between the securities or currencies underlying the Fund's futures position and the securities or currencies held by or to be purchased for the Fund. Keystone will attempt to minimize these risks through careful selection and monitoring of the Fund's futures and options positions.

  The Fund does not intend to use futures transactions for speculation or leverage. The Fund has the ability to write options on futures, but intends to write such options only to close out options purchased by the Fund. The Fund will not change these policies without supplementing the information in its prospectus and statement of additional information.

FOREIGN CURRENCY TRANSACTIONS
  As discussed above, the Fund may invest in securities of foreign issuers. When the Fund invests in foreign securities, they usually will be denominated in foreign currencies, and the Fund temporarily may hold funds in foreign currencies. Thus, the value of Fund shares will be affected by changes in exchange rates.

  As one way of managing exchange rate risk, in addition to entering into currency futures contracts, the Fund may enter into forward currency exchange contracts (agreements to purchase or sell currencies at a specified price and date). The exchange rate for the transaction (the amount of currency the Fund will deliver or receive when the contract is completed) is fixed when the Fund enters into the contract. The Fund usually will enter into these contracts to stabilize the U.S. dollar value of a security it has agreed to buy or sell. The Fund intends to use these contracts to hedge the U.S. dollar value of a security it already owns, particularly if the Fund expects a decrease in the value of the currency in which the foreign security is denominated. Although the Fund will attempt to benefit from using forward contracts, the success of its hedging strategy will depend on Keystone's ability to accurately predict the future exchange rates between foreign currencies and the U.S. dollar. The value of the Fund's investments denominated in foreign currencies will depend on the relative strength of those currencies and the U.S. dollar, and the Fund may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the U.S. dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund. Although the Fund does not currently intend to do so, the Fund may also purchase and sell options related to foreign currencies. The Fund does not intend to enter into foreign currency transactions for speculation or leverage.

  INTEREST RATE TRANSACTIONS (SWAPS, CAPS AND FLOORS). If the Fund enters into interest rate swap, cap or floor transactions, it expects to do so primarily for hedging purposes, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. The Fund does not intend to use these transactions in a speculative manner.

  Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a contractually-based principal ("notional") amount from the party selling the interest rate cap or floor. The Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities, and will usually enter into interest rates swaps on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

  The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become more established and relatively liquid. Caps and floors are less liquid that swaps. These transactions also involve the delivery of securities or other underlying assets and principal. Accordingly, the risk of loss to the Fund from interest rate transactions is limited to the net amount of interest payments that the Fund is contractually obligated to make.

  INDEXED COMMERCIAL PAPER. Indexed commercial paper may have its principal linked to changes in foreign currency exchange rates whereby its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the referenced exchange rate. If permitted by its investment policies, the Fund will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount of principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between the two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enable the Fund to hedge (or cross-hedge) against a decline in the U.S. dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return.

  MORTGAGE-RELATED SECURITIES. The mortgage-related securities in which the Fund may invest typically are securities representing interests in pools of mortgage loans made to home owners. Mortgage-related securities bear interest at either a fixed rate or an adjustable rate determined by reference to an index rate. The mortgage loan pools may be assembled for sale to investors (such as the Fund) by governmental or private organizations. Mortgage-related securities issued by the Government National Mortgage Association ("GNMA") are backed by the full faith and credit of the U.S. government; those issued by Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC") are not so backed.

  Securities representing interests in pools created by private issuers generally offer a higher rate of interest than securities representing interests in pools created by governmental issuers because there are no direct or indirect governmental guarantees of the underlying mortgage payments. However, private issuers sometimes obtain committed loan facilities, lines of credit, letters of credit, surety bonds or other forms of liquidity and credit enhancement to support the timely payment of interest and principal with respect to their securities if the borrowers on the underlying mortgages fail to make their mortgage payments. The ratings of such non-governmental securities are generally dependent upon the ratings of the providers of such liquidity and credit support and would be adversely affected if the rating of such an enhancer were downgraded. The Fund may buy mortgage-related securities without credit enhancement if the securities meet the Fund's investment standards. Although the market for mortgage-related securities is becoming increasingly liquid, those of certain private organizations may not be readily marketable.

  One type of mortgage-related security is of the "pass-through" variety. The holder of a pass-through security is considered to own an undivided beneficial interest in the underlying pool of mortgage loans and received a pro rata share of the monthly payments made by the borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of the securities. Prepayments of mortgages resulting from the sale, refinancing or foreclosure of the underlying properties are also paid to the holders of these securities. Some mortgage-related securities, such as securities issued by GNMA, are referred to as "modified pass-through" securities. The holders of these securities are entitled to the full and timely payment of principal and interest, net of certain fees, regardless of whether payments are actually made on the underlying mortgages. Another form of mortgage-related security is a "pay-through" security, which is a debt obligation of the issuer secured by a pool of mortgage loans pledged as collateral that is legally required to be paid by the issuer regardless of whether payments are actually made on the underlying mortgages.

  COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). CMOs are the predominant type of "pay-through" mortgage-related security. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities, each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. The collateral securing the CMOs may consist of a pool of mortgages, but may also consist of mortgage-backed bonds of pass-through securities. CMOs may be issued by a U.S. government instrumentality or agency or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by GNMA, FNMA or FHLMC, these CMOs represent obligation solely of the private issuer and are not insured or guaranteed by GNMA, FNMA, FHLMC, any other governmental agency or any other person or entity.

  ADJUSTABLE RATE MORTGAGE SECURITIES. Another type of mortgage-related security, known as adjustable rate mortgage securities ("ARMS"), bears interest at a rate determined by reference to a predetermined interest rate or index. There are two main categories of rates of indices: (1) rates based on the yield on U.S. Treasury securities and (2) indices derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Some rates and indices closely mirror changes in market interest rate levels, while others tend to lag changes in market rate levels and tend to be somewhat less volatile.

  ARMS may be secured by adjustable rate mortgages or fixed rate mortgages. ARMS secured by fixed rate mortgages generally have lifetime caps on the coupon rates of the securities. To the extent that general interest rates increase faster than the interest rates on the ARMS, these ARMS will decline in value. The adjustable rate mortgages that secure ARMS will frequently have caps that limit the maximum amount by which the interest rate or the monthly principal and interest payments on the mortgages may increase. These payment caps can result in negative amortization (i.e., an increase in the balance of the mortgage loan). Furthermore, since many adjustable rate mortgages only reset on an annual basis, the values of ARMS tend to fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable rate mortgages.

  STRIPPED MORTGAGE SECURITIES. Stripped mortgages-related securities ("SMRS") are mortgage-related securities that are usually structured with two classes of securities collateralized by a pool of mortgages or a pool of mortgaged-backed bonds or pass-through securities, with each class receiving different proportions of the principal and interest payments from the underlying assets. A common type of SMRS has one class of interest-only securities ("IOs") receiving all of the interest payments from the underlying assets, while the other class of securities, principal-only securities ("POs"), received all of the principal payments from the underlying assets. IOs and POs are extremely sensitive to interest rate changes and are more volatile that mortgage-related securities that are not stripped. IOs tend to decrease in value as interest rates decrease, while POs generally increase in value as interest rates decrease. If prepayments of the underlying mortgages are greater that anticipated, the amount of interest earned on the overall pool will decrease due to the decreasing principal balance of the assets. Changes in the values of IOs and POs can be substantial and occur quickly, such as occurred in the first half of 1994 when the value of many POs dropped precipitously due to an increase in interest rates. For this reason, the Fund does not rely on IOs and POs as a principal means of furthering its investment objective.

  MORTGAGE-RELATED SECURITIES -- SPECIAL CONSIDERATIONS. The value of mortgage-related securities is affected by a number of factors. Unlike traditional debt securities, which have fixed maturity dates, mortgage-related securities may be paid earlier than expected as a result of prepayment of the underlying mortgages. If the property owners make unscheduled prepayments or their mortgage loans, these prepayments will result in the early payment of the applicable mortgage-related securities. In that event the Fund may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities causes these securities to experience significantly greater price and yield volatility than experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by the level of general interest rates, general economic conditions and other social and demographic factors. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. If the life of a mortgage-related security is in accurately predicted, the Fund may not be able to realize the rate of return it expected.

  As with fixed-income securities generally, the value of mortgage-related securities can also be adversely affected by increases in general interest rates relative to the yield provided by such securities. Such adverse effect is especially possible with fixed-rate mortgage securities. If the yield available on other investments rises above the yield of the fixed-rate mortgage securities as a result of general increases in interest rate levels, the value of the mortgage-related securities will decline. Although the negative effect could be lessened if the mortgage-related securities were to be paid earlier (thus permitting the Fund to reinvest the prepayment proceeds in investments yielding the higher current interest rate), as described above the rate of mortgage prepayments and earlier payment of mortgage-related securities generally tends to decline during a period of rising interest rates.

  Although the value of ARMS may not be affected by rising interest rates as much as the value of fixed-rate mortgage securities is affected by rising interest rates, ARMS may still decline in value as a result of rising interest rates. Although, as described above, the yield on ARMS varies with changes in the applicable interest rate or index, there is often a lag between increases in general interest rates and increases in the yield on ARMS as a result of relatively infrequent interest rate reset dates. In addition, adjustable-rate mortgages and ARMS often have interest rate or payment caps that limit the ability of the adjustable-rate mortgages or ARMS to fully reflect increases in the general level of interest rates.

  OTHER ASSET-BACKED SECURITIES. The securitization techniques used to develop mortgage-related securities are being applied to a broad range of financial assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are being securitized in structures similar to the structures used in mortgage securitizations. These asset-backed securities are subject to risks associated with changes in interest rates and prepayment of underlying obligations similar to the risks of investment in mortgage-related securities discussed above.

  Each type of asset-backed security also entails unique risks depending on the type of assets involved and the legal structure used. For example, credit card receivables are generally unsecured obligations of the credit card holder and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There have also been proposals to cap the interest rate that a credit card issuer may charge. In some transactions, the value of the asset-backed security is dependent on the performance of a third party acting as credit enhancer or servicer. Furthermore, in some transactions (such as those involving the securitization of vehicle loans or leases) it may be administratively burdensome to perfect the interest of the security issuer in the underlying collateral and the under-lying collateral may become damaged or stolen.

  VARIABLE, FLOATING AND INVERSE FLOATING RATE INSTRUMENTS. Fixed-income securities may have fixed, variable or floating rates of interest. Variable and floating rate securities pay interest at rates that are adjusted periodically, according to a specified formula. A "variable" interest rate adjusts at predetermined intervals (e.g., daily, weekly or monthly), while a "floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes.

  The Fund may invest in fixed income securities that pay interest at a coupon rate equal to a base rate, plus additional interest for a certain period of time if short-term interest rates rise above a predetermined level or "cap". The amount of such an additional interest payment typically is calculated under a formula based on a short-term interest rate index multiplied by a designated factor.

  Leveraged inverse floating rate debt instruments are sometimes known as inverse floaters. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in market value.

  STRUCTURED SECURITIES. Structured securities represent interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations or foreign government securities. This type of restructuring involves the deposit with or purchase by any entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of structured securities backed by, or representing interests, in the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with difference investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Structured securities of a given class may be either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically are higher yield and present greater risks than unsubordinated structured securities.

  BRADY BONDS. Brady Bonds are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market.

  U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations that have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments, but generally are not collateralized. Brady Bonds are often viewed as having up to four valuation components: (1) collateralized repayment of principal at final maturity, (2) collateralized interest payments, (3) uncollateralized interest payments, and
(4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. In addition, the light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

                                                                     EXHIBIT A

                            REDUCED SALES CHARGES

Initial sales charges may be reduced or eliminated for persons or organizations purchasing Class A shares of the Fund alone or in combination with Class A shares of other Keystone America Funds. Only Class A shares subject to an initial or deferred sales charge are eligible for inclusion in reduced sales charge programs.

  For purposes of qualifying for reduced sales charges on purchases made pursuant to Rights of Accumulation or Letters of Intent, the term "Purchaser" includes the following persons: an individual; an individual, his or her spouse and children under the age of 21; a trustee or other fiduciary of a single trust estate or single fiduciary account established for their benefit; an organization exempt from federal income tax under Section 501 (c)(3) or
(13) of the Internal Revenue Code; a pension, profit-sharing or other employee benefit plan whether or not qualified under Section 401 of the Internal Revenue Code; or other organized groups of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

CONCURRENT PURCHASES
  For purposes of qualifying for a reduced sales charge, a Purchaser may combine concurrent direct purchases of Class A shares of two or more of the "Eligible Funds," as defined below. For example, if a Purchaser concurrently invested $75,000 in one of the other "Eligible Funds" and $75,000 in the Fund, the sales charge would be that applicable to a $150,000 purchase, i.e., 3.75% of the offering price, as indicated in the Sales Charge Schedule in the prospectus.

RIGHT OF ACCUMULATION
  In calculating the sales charge applicable to current purchases of the Fund's Class A shares, a Purchaser is entitled to accumulate current purchases with the current value of previously purchased Class A shares of the Fund and Class A shares of certain other eligible funds that are still held in (or exchanged for shares of and are still held in) the same or another eligible fund ("Eligible Fund(s)"). The Eligible Funds are the Keystone America Funds and Keystone Liquid Trust.

  For example, if a Purchaser held shares valued at $99,999 and purchased an additional $5,000, the sales charge for the $5,000 purchase would be at the next lower sales charge of 3.75% of the offering price as indicated in the Sales Charge schedule. EKSC must be notified at the time of purchase that the Purchaser is entitled to a reduced sales charge, which reduction will be granted subject to confirmation of the Purchaser's holdings. The Right of Accumulation may be modified or discontinued at any time.

LETTER OF INTENT
  A Purchaser may qualify for a reduced sales charge on a purchase of Class A shares of the Fund alone or in combination with purchases of Class A shares of any of the other Eligible Funds by completing the Letter of Intent section of the application. By so doing, the Purchaser agrees to invest within a thirteen-month period a specified amount which, if invested at one time, would qualify for a reduced sales charge. Each purchase will be made at a public offering price applicable to a single transaction of the dollar amount specified on the application, as described in this prospectus. The Letter of Intent does not obligate the Purchaser to purchase, nor the Fund to sell, the amount indicated.

  After the Letter of Intent is received by EKSC, each investment made will be entitled to the sales charge applicable to the level of investment indicated on the application. The Letter of Intent may be back-dated up to ninety days so that any investments made in any of the Eligible Funds during the preceding ninety-day period, valued at the Purchaser's cost, can be applied toward fulfillment of the Letter of Intent. However, there will be no refund of sales charges already paid during the ninety-day period. No retroactive adjustment will be made if purchases exceed the amount specified in the Letter of Intent. Income and capital gains distributions taken in additional shares will not apply toward completion of the Letter of Intent.

  If total purchases made pursuant to the Letter of Intent are less than the amount specified, the Purchaser will be required to remit an amount equal to the difference between the sales charge paid and the sales charge applicable to purchases actually made. Out of the initial purchase (or subsequent purchases, if necessary) 5% of the dollar amount specified on the application will be held in escrow by EKSC in the form of shares registered in the Purchaser's name. The escrowed shares will not be available for redemption, transfer or encumbrance by the Purchaser until the Letter of Intent is completed or the higher sales charge paid. All income and capital gains distributions on escrowed shares will be paid to the Purchaser or his order.

  When the minimum investment specified in the Letter of Intent is completed (either prior to or by the end of the thirteen-month period), the Purchaser will be notified and the escrowed shares will be released. If the intended investment is not completed, the Purchaser will be asked to remit to the Principal Underwriter any difference between the sales charge on the amount specified and on the amount actually attained. If the Purchaser does not within 20 days after written request by the Principal Underwriter or his dealer pay such difference in sales charge, EKSC will redeem an appropriate number of the escrowed shares in order to realize such difference. Shares remaining after any such redemption will be released by EKSC. Any redemptions made by the Purchaser during the thirteen-month period will be subtracted from the amount of the purchases for purposes of determining whether the Letter of Intent has been completed. In the event of a total redemption of the account prior to completion of the Letter of Intent, the additional sales charge due will be deducted from the proceeds of the redemption and the balance will be forwarded to the Purchaser.

  By signing the application, the Purchaser irrevocably constitutes and appoints EKSC his attorney to surrender for redemption any or all escrowed shares with full power of substitution.

  The Purchaser or his dealer must inform the Principal Underwriter or EKSC that a Letter of Intent is in effect each time a purchase is made.

--------------------------------------
            KEYSTONE AMERICA
              FUND FAMILY

                   *

            Balanced Fund II
 Capital Preservation and Income Fund
       Government Securities Fund
      Intermediate Term Bond Fund
         Strategic Income Fund
            World Bond Fund
          Tax Free Income Fund
        California Tax Free Fund
         Florida Tax Free Fund
      Massachusetts Tax Free Fund
         Missouri Tax Free Fund
         New York Tax Free Fund
       Pennsylvania Tax Free Fund
         Fund for Total Return
       Global Opportunities Fund
  Hartwell Emerging Growth Fund, Inc.
               Omega Fund
          Fund of the Americas
 Global Resources and Development Fund
      Small Company Growth Fund II

--------------------------------------

 -----------------------------------
         Evergreen Keystone
 [Logo]         FUNDS         [Logo]
 -----------------------------------
        Evergreen Keystone Distributor, Company
        230 Park Avenue
        New York, New York 10169

BAL2-P Sup. 1/97                       [Recycle symbol]
35.5M
540102

--------------------------------------
                KEYSTONE



           [graphic omitted]



               BALANCED
               FUND II

--------------------------------------


 -----------------------------------
         Evergreen Keystone
 [Logo]         FUNDS         [Logo]
 -----------------------------------

             PROSPECTUS AND
              APPLICATION

                            KEYSTONE BALANCED FUND II

                       STATEMENT OF ADDITIONAL INFORMATION

                                 AUGUST 16, 1996
                         AS SUPPLEMENTED JANUARY 1, 1997

         This statement of additional information is not a prospectus, but relates to, and should be read in conjunction with, the prospectus of Keystone Balanced Fund II (the "Fund") dated August 16, 1996, as supplemented. You may obtain a copy of the prospectus from the Fund's principal underwriter, Evergreen Keystone Distributor, Inc., or your broker-dealer. Evergreen Keystone Distributor, Inc. is located at 230 Park Avenue, New York, New York 10169.

-------------------------------------------------------------------------------
                                TABLE OF CONTENTS
-------------------------------------------------------------------------------

                                                                        Page

The Fund ..............................................................     2
Investment Objective and Strategies ...................................     2
Investment Restrictions ...............................................     2
Distributions and Taxes ...............................................     5
Valuation of Securities ...............................................     5
Brokerage .............................................................     6
Sales Charges .........................................................     8
Distribution Plans ....................................................    10
Trustees and Officers .................................................    13
Investment Adviser ....................................................    16
Principal Underwriter .................................................    18
Sub-administrator .....................................................    19
Declaration of Trust ..................................................    20
Standardized Total Return and Yield Quotations ........................    21
Additional Information ................................................    22
Appendix ..............................................................   A-1
Financial Statements ..................................................   F-1

-------------------------------------------------------------------------------
                                    THE FUND
-------------------------------------------------------------------------------

         The Fund is an open-end, diversified management investment company commonly known as a mutual fund. The Fund was formed as a Massachusetts business trust on June 19, 1996.

         Keystone Investment Management Company ("Keystone") is the Fund's investment adviser. Evergreen Keystone Distributor, Inc. (formerly Evergreen Funds Distributor, Inc.) ("EKD" or the "Principal Underwriter") is the Fund's principal underwriter. Evergreen Keystone Investment Services, Inc. (formerly Keystone Investment Distributors Company) ("EKIS") is the predecessor to the Principal Underwriter. See "Investment Adviser" and "Principal Underwriter" below.

         Certain information about the Fund is contained in its prospectus. This statement of additional information provides additional information about the Fund that may be of interest to some investors.

-------------------------------------------------------------------------------
                       INVESTMENT OBJECTIVE AND STRATEGIES
-------------------------------------------------------------------------------

         The Fund seeks to provide current income and capital appreciation consistent with the preservation of principal.

         The Fund invests in a balance of equity and debt securities. Generally, the Fund purchases common and preferred stocks for growth and income and buys various debt securities for income and relative stability. Keystone allocates the Fund's assets in accordance with its assessment of economic conditions and investment opportunities. Under normal market conditions, the Fund will invest a majority of its assets in equity securities. The Fund will always maintain at least 25% of its total assets in fixed income securities.

         The Fund may invest up to 35% of its assets in foreign securities.

-------------------------------------------------------------------------------
                             INVESTMENT RESTRICTIONS
-------------------------------------------------------------------------------

FUNDAMENTAL INVESTMENT RESTRICTIONS

         The Fund has adopted the fundamental investment restrictions set forth below, which may not be changed without the approval of a majority of the Fund's outstanding shares (as defined in the Investment Company Act of 1940, as amended ("1940 Act")). Unless otherwise stated, all references to Fund assets are in terms of current market value.

         The Fund may not do the following:

         (1) with respect to 75% of its total assets, invest more than 5% of the value of its total assets, determined at market or other fair value at the time of purchase, in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, all as determined immediately after such investment; provided that these limitations do not apply to investments in securities issued or guaranteed by the United States ("U.S.") government or its agencies or instrumentalities;

         (2) concentrate its investments in the securities of issuers in any one industry other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities;

         (3) borrow money, except that the Fund may (a) borrow from any bank, provided that, immediately after any such borrowing there is asset coverage of at least 300% for all borrowings; and (b) enter into reverse repurchase agreements;

         (4) issue senior securities, except that the Fund may (a) make permitted borrowings of money; (b) enter into firm commitment agreements and collateral arrangements with respect to the writing of options on securities and engage in permitted transactions in futures and options thereon and forward contracts; and (c) issue shares of any additional permitted classes or series of shares;

         (5) engage in the business of underwriting securities issued by other persons, except insofar as the Fund may be deemed to be an underwriter in connection with the disposition of its portfolio investments;

         (6) invest in real estate or commodities, except that the Fund may (a) invest in securities directly or indirectly secured by real estate and interests therein and securities of companies that invest in real estate and interests therein, including mortgages and other liens; and (b) enter into financial futures contracts and options thereon for hedging purposes and enter into forward contracts; and

         (7) make loans, except that the Fund may (a) make, purchase, or hold publicly and nonpublicly offered debt securities (including convertible securities) and other debt investments, including loans, consistent with its investment objective; (b) lend its portfolio securities to broker-dealers; and
(c) enter into repurchase agreements.

         It is the position of the staff of the Securities and Exchange Commission (the "Commission") that investment (including holdings of debt securities) of 25% or more of the value of the Fund's assets in any one industry represents concentration; it being understood that securities issued by the U.S. government or state governments or political subdivisions thereof are excluded from the calculation because these issuers are not considered by the staff of the Commission to be members of any industry.

OTHER FUNDAMENTAL POLICIES

         Notwithstanding any other investment policy or restriction, the Fund may invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and restrictions as the Fund.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

         The Fund has adopted the non-fundamental policies set forth below, which may be changed without shareholder approval.

         The Fund may not do the following:

         (1) borrow money except for temporary or emergency purposes (not for leveraging or investment), and it will not purchase any security while borrowings representing more than 5% of its total assets are outstanding;

         (2)(a) sell securities short (except by selling futures contracts or writing covered options), unless it owns, or by virtue of ownership of other securities, has the right to obtain, without additional consideration, securities identical in kind and amount to the securities sold short; or (b) purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions, and provided that the Fund may make initial and variation so-called "margin" payments in connection with purchases or sales of futures contracts or of options on futures contracts or forwards or other similar instruments;

         (3) pledge, mortgage, or hypothecate its assets, except that the Fund may pledge not more than one-third of its total assets (taken at current value) to secure borrowings made in accordance with its investment restrictions on borrowings, and provided that the Fund may make initial and variation margin payments in connection with purchases or sales of futures contracts or of options on futures contracts or forwards or other similar instruments;

         (4) purchase the securities of any other investment company, except by purchase in the open market subject only to customary broker's commissions and provided that any such purchase will not result in duplication of sales charges or management fees, and except in connection with any merger, consolidation, or reorganization;

         (5) invest in oil, gas, or other mineral leases or development programs (except the Fund may invest in companies that own or invest in such interests);

         (6) invest in real estate limited partnerships; and

         (7) purchase warrants, valued at the lower of cost or market, in excess of 5% of the value of the Fund's net assets; included within that amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants that are not listed on the New York or American Stock Exchanges; warrants acquired by the Fund at any time in units or attached to securities are not subject to this restriction.

OTHER NON-FUNDAMENTAL POLICIES

         The Fund intends to follow the policies of the Commission as they are adopted from time to time with respect to illiquid securities, including (1) treating as illiquid securities that may not be disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment on its books; and (2) limiting its holdings of such securities to 15% of its net assets. The purchase of restricted securities is not to be deemed engaging in underwriting.

         In order to permit the sale of Fund shares in certain or foreign countries, the Fund may make commitments more restrictive than the investment restrictions and undertakings described above. Should the Fund determine that any such commitment is no longer in the best interests of the Fund, it may revoke the commitment by terminating sales of its shares in the country involved.

-------------------------------------------------------------------------------
                             DISTRIBUTIONS AND TAXES
-------------------------------------------------------------------------------

         The Fund distributes to its shareholders dividends from net investment income quarterly and net realized capital gains, if any, annually in shares or, at the option of the shareholder, in cash. Distributions are taxable whether received in cash or additional shares. Shareholders who have not opted, prior to the record date for any distribution, to receive cash will receive a number of distributed shares determined on the basis of the amount of the distribution and the Fund's net asset value per share computed at the end of the day on the record date after adjustment for the distribution. Net asset value is used in computing the number of shares in both gains and income distribution reinvestments. Account statements and/or checks as appropriate will be mailed to shareholders within seven days after the Fund pays the distribution. Unless the Fund receives instructions to the contrary from a shareholder before the record date, it will assume that the shareholder wishes to receive that distribution and future gains and income distributions in shares. Instructions continue in effect until changed in writing.

         Distributed long-term capital gains are taxable as such to the shareholder regardless of the period of time Fund shares have been held by the shareholder. If such shares are held less than six months and redeemed at a loss, however, the shareholder will recognize a long-term capital loss on such shares to the extent of the long-term capital gain distribution received in connection with such shares. If the net asset value of the Fund's shares is reduced below a shareholder's cost by a capital gains distribution, such distribution, to the extent of the reduction, would be a return of investment though taxable as stated above. Since distributions of capital gains depend upon profits actually realized from the sale of securities by the Fund, they may or may not occur. The foregoing comments relating to the taxation of dividends and distributions paid on the Fund's shares relate solely to federal income taxation. Such dividends and distributions may also be subject to state and local taxes.

         When the Fund makes a distribution, it intends to distribute only the Fund's net capital gains and such income as has been pre-determined, to the best of the Fund's ability, to be taxable as ordinary income. Shareholders of the Fund will be advised annually of the federal income tax status of distributions.

-------------------------------------------------------------------------------
                             VALUATION OF SECURITIES
-------------------------------------------------------------------------------

         Current values for the Fund's securities are generally determined as follows:

         (1) securities that are traded on a national securities exchange or the over-the-counter National Market System ("NMS") are valued on the basis of the last sales price on the exchange where primarily traded or NMS prior to the time of the valuation, provided that a sale has occurred and that this price reflects current market value according to procedures established by the Board of Trustees;

         (2) securities traded in the over-the-counter market, other than on NMS, for which market quotations are readily available, are valued at the mean of the bid and asked prices at the time of valuation;

         (3) instruments maturing in more than sixty days, for which market quotations are readily available, are valued at current market value;

         (4) instruments purchased maturing in sixty days or less (including all master demand notes) are valued at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount), which, when combined with accrued interest, approximates market;

         (5) instruments maturing in more than sixty days when purchased that are held on the sixtieth day prior to maturity are valued at amortized cost (market value on the sixtieth day adjusted for amortization of premium or accretion of discount), which, when combined with accrued interest, approximates market; and

         (6) the following securities are valued at prices deemed in good faith to be fair under procedures established by the Board of Trustees: (a) securities, including restricted securities, for which complete quotations are not readily available; (b) listed securities or those on NMS if, in the Fund's opinion, the last sales price does not reflect a current market value or if no sale occurred; and (c) other assets.

         The Fund believes that reliable market quotations are generally not readily available for purposes of valuing certain fixed income securities. As a result, it is likely that most of the valuations for such securities will be based upon their fair value determined under procedures that have been approved by the Board of Trustees. The Board of Trustees has authorized the use of a pricing service to determine the fair value of such fixed income securities and certain other securities.

         Foreign securities for which market quotations are not readily available are valued on the basis of valuations provided by a pricing service, approved by the Fund's Board of Trustees, which uses information with respect to transactions in such securities, quotations from broker-dealers, market transactions in comparable securities and various relationships between securities and yield to maturity in determining value.

-------------------------------------------------------------------------------
                                    BROKERAGE
-------------------------------------------------------------------------------

SELECTION OF BROKERS

         In effecting transactions in portfolio securities for the Fund, Keystone seeks the best execution of orders at the most favorable prices. Keystone determines whether a broker has provided the Fund with best execution and price in the execution of a securities transaction by evaluating, among other things:

         1.  overall direct net economic result to the Fund;

         2.  the efficiency with which the transaction is effected;

         3. the broker's ability to effect the transaction where a large block is involved;

         4. the broker`s readiness to execute potentially difficult transactions in the future;

         5.  the financial strength and stability of the broker; and

         6. the receipt of research services, such as analyses and reports concerning issuers, industries, securities, economic factors and trends and other statistical and factual information.

         The Fund's management weighs these considerations in determining the overall reasonableness of the brokerage commissions paid.

         Should the Fund or Keystone receive research and other statistical and factual information from a broker, the Fund would consider such services to be in addition to, and not in lieu of, the services Keystone is required to perform under the Advisory Agreement (as defined below). Keystone believes that the cost, value and specific application of such information are indeterminable and cannot be practically allocated between the Fund and its other clients who may indirectly benefit from the availability of such information. Similarly, the Fund may indirectly benefit from information made available as a result of transactions effected for Keystone's other clients. Under the Advisory Agreement, Keystone is permitted to pay higher brokerage commissions for brokerage and research services in accordance with Section 28(e) of the Securities Exchange Act of 1934. In the event Keystone follows such a practice, it will do so on a basis that is fair and equitable to the Fund.

         Neither the Fund nor Keystone intends on placing securities transactions with any particular broker. The Fund's Board of Trustees has determined, however, that the Fund may consider sales of Fund shares as a factor in the selection of brokers to execute portfolio transactions, subject to the requirements of best execution described above.

BROKERAGE COMMISSIONS

         The Fund expects to purchase and sell its equity securities through brokerage transactions for which commissions are payable. Purchases and sales of debt securities will usually be principal transactions. Such debt securities, however, are purchased directly from the issuer or from an underwriter or market maker for the securities. The Fund does not usually pay brokerage commissions when buying a security in a principal transaction. Purchases from underwriters will include the underwriting commission or concession. Purchases from dealers serving as market makers will include a dealer's mark up or reflect a dealer's mark down. Where transactions are made in the over-the-counter market, the Fund will deal with primary market makers unless more favorable prices are otherwise obtainable.

GENERAL BROKERAGE POLICIES

         In order to take advantage of the availability of lower purchase prices, the Fund may participate, if and when practicable, in group bidding for the direct purchase from an issuer of certain securities.

         Keystone makes investment decisions for the Fund independently from those of its other clients. It may frequently develop, however, that Keystone will make the same investment decision for more than one client. Simultaneous transactions are inevitable when the same security is suitable for the investment objective of more than one account. When two or more of its clients are engaged in the purchase or sale of the same security, Keystone will allocate the transactions according to a formula that is equitable to each of its clients. Although, in some cases, this system could have a detrimental effect on the price or volume of the Fund's securities, the Fund believes that in other cases its ability to participate in volume transactions will produce better executions.

         The Fund does not purchase portfolio securities from or sell portfolio securities to Keystone, the Principal Underwriter, or any of their affiliated persons, as defined in the 1940 Act.

         The Board of Trustees will, from time to time, review the Fund's brokerage policy. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the Board of Trustees may change, modify or eliminate any of the foregoing practices.

-------------------------------------------------------------------------------
                                  SALES CHARGES
-------------------------------------------------------------------------------

         The Fund offers three classes of shares that differ primarily with respect to sales charges and distribution fees. As described below, depending upon the class of shares that you purchase, the Fund will impose a sales charge when you purchase Fund shares, a contingent deferred sales charge (a "CDSC") when you redeem Fund shares or no sales charges at all. The Fund charges a CDSC as reimbursement for certain expenses, such as commissions or shareholder servicing fees, that it has incurred in connection with the sale of its shares (see "Distribution Plans"). If imposed, the Fund deducts CDSCs from the redemption proceeds you would otherwise receive. CDSCs attributable to your shares are, to the extent permitted by the National Association of Securities Dealers, Inc. ("NASD"), paid to the Principal Underwriter or its predecessor. See the prospectus for additional information on a particular class.

CLASS DISTINCTIONS

Class A Shares
         With certain exceptions, when you purchase Class A shares after January 1, 1997, you will pay a maximum sales charge of 4.75%, payable at the time of purchase. (The prospectus contains a complete table of applicable sales charges and a discussion of sales charge reductions or waivers that may apply to purchases.) If you purchase Class A shares in the amount of $1 million or more, without an initial sales charge, the Fund will charge a CDSC of 1.00% if you redeem during the month of your purchase and the 12-month period following the month of your purchase. See "Calculation of Contingent Deferred Sales Charge" below.

Class B Shares
         The Fund offers Class B shares at net asset value (without an initial sales charge). With respect to Class B shares purchased after January 1, 1997, the Fund charges a CDSC on shares redeemed as follows:

Redemption Timing                                                  CDSC Rate
Month of purchase and the first twelve-month
     period following the month of purchase .......................   5.00%
Second twelve-month
     period following the month of purchase .......................   4.00%
Third twelve-month
     period following the month of purchase .......................   3.00%
Fourth twelve-month
     period following the month of purchase .......................   3.00%
Fifth twelve-month
     period following the month of purchase .......................   2.00%
Sixth twelve-month
     period following the month of purchase .......................   1.00%
Thereafter ........................................................   0.00%

         Class B shares purchased after January 1, 1997, that have been outstanding for seven years after the month of purchase, will automatically convert to Class A shares without imposition of a front-end sales charge or exchange fee. (Conversion of Class B shares represented by stock certificates will require the return of the stock certificate to Evergreen Keystone Service Company (formerly Keystone Investor Resource Center, Inc.) ("EKSC") the Fund's transfer and dividend disbursing agent.)

Class C Shares
         Class C shares are available only through broker-dealers who have entered into special distribution agreements with the Underwriter. The Fund offers Class C shares at net asset value (without an initial sales charge). With certain exceptions, however, the Fund will charge a CDSC of 1.00%, if you redeem shares purchased after January 1, 1997, during the month of your purchase and the 12-month period following the month of your purchase. See "Calculation of Contingent Deferred Sales Charge" below.

CALCULATION OF CONTINGENT DEFERRED SALES CHARGE

         Any CDSC imposed upon the redemption of Class A, Class B or Class C shares is a percentage of the lesser of (1) the net asset value of the shares redeemed or (2) the net cost of such shares. Upon request for redemption, the Fund will redeem shares not subject to the CDSC first. Thereafter, the Fund will redeem shares held the longest first.

SHARES THAT ARE NOT SUBJECT TO A SALES CHARGE OR CDSC

Exchanges
         The Fund does not charge a CDSC when you exchange your shares for the shares of the same class of another Keystone America Fund. However, if you are exchanging shares that are still subject to a CDSC, the CDSC will carry over to the shares you acquire by the exchange. Moreover, the Fund will compute any future CDSC based upon the date you originally purchased the shares you tendered for exchange.

Waiver of Sales Charges
         Purchases of the Fund's Class A shares made after January 1, 1997, (i) in the amount of $1 million or more; (ii) by a corporate or certain other qualified retirement plan or a non-qualified deferred compensation plan or a Title 1 tax sheltered annuity or TSA plan sponsored by an organization having 100 or more eligible employees (a "Qualifying Plan") or a TSA plan sponsored by a public educational entity having 5,000 or more eligible employees (an "Educational TSA Plan"); or (iii) by (a) institutional investors, which may include bank trust departments and registered investment advisers; (b) investment advisers, consultants or financial planners who place trades for their own accounts or the accounts of their clients and who charge such clients a management, consulting, advisory or other fee; (c) clients of investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment advisers or financial planners on the books of the broker-dealer through whom shares are purchased; (d) institutional clients of broker-dealers, including retirement and deferred compensation plans and the trusts used to fund these plans, which place trades through an omnibus account maintained with the Fund by the broker-dealer; and (e) employees of First Union National Bank of North Carolina ("FUNB") and its affiliates, EKD and any broker-dealer with whom EKD has entered into an agreement to sell shares of the Fund, and members of the immediate families of such employees, will be at net asset value without the imposition of a front-end sales charge. Certain broker-dealers or other financial institutions may impose a fee on transactions in shares of the Funds.

         Shares of the Fund may also be sold, to the extent permitted by applicable law, regulations, interpretations, or exemptions, at net asset value without the imposition of an initial sales charge to (1) certain Directors, Trustees, officers, full-time employees or sales representatives of the Fund, Keystone, the Principal Underwriter, and certain of their affiliates who have been such for not less than ninety days, and to members of the immediate families of such persons; (2) a pension and profit-sharing plan established by such companies, their subsidiaries and affiliates, for the benefit of their Directors, Trustees, officers, full-time employees, and sales representatives; or (3) a registered representative of a firm with a dealer agreement with the Principal Underwriter; provided, however, that all such sales are made upon the written assurance that the purchase is made for investment purposes and that the securities will not be resold except through redemption by the Fund.

         No initial sales charge or CDSC is imposed on purchases or redemptions of shares of the Fund by a bank or trust company in a single account in the name of such bank or trust company as trustee, if the initial investment in shares of the Fund or any fund in the Keystone Investments Family of Funds, purchased pursuant to this waiver is at least $500,000 and any commission paid at the time of such purchase is not more than 1.00% of the amount invested.

         With respect to Class C shares purchased by a Qualifying Plan, no CDSC will be imposed on any redemptions made specifically by an individual participant in the Qualifying Plan. This waiver is not available in the event a Qualifying Plan, as a whole, redeems substantially all of its assets.

         In addition, no CDSC is imposed on a redemption of shares of the Fund in the event of (1) death or disability of the shareholder; (2) a lump-sum distribution from a benefit plan qualified under the Employee Retirement Income Security Act of 1974 ("ERISA"); (3) automatic withdrawals from ERISA plans if the shareholder is at least 59 1/2 years old; (4) involuntary redemptions of an account having an aggregate net asset value of less than $1,000; (5) automatic withdrawals under a Systematic Income Plan of up to 1.0% per month of the shareholder's initial account balance; (6) withdrawals consisting of loan proceeds to a retirement plan participant; (7) financial hardship withdrawals made by a retirement plan participant; or (8) withdrawals consisting of returns of excess contributions or excess deferral amounts made to a retirement plan participant.

-------------------------------------------------------------------------------
                               DISTRIBUTION PLANS
-------------------------------------------------------------------------------

         Rule 12b-1 under the 1940 Act permits investment companies, such as the Fund, to use their assets to bear expenses of distributing their shares if they comply with various conditions, including adoption of a distribution plan containing certain provisions set forth in Rule 12b-1 (a "Distribution Plan").

         The Fund's Class A, B, and C Distribution Plans have been approved by the Fund's Board of Trustees, including a majority of the Trustees who are not interested persons of the Fund, as defined in the 1940 Act, and who have no direct or indirect financial interest in the Distribution Plans or any agreement related thereto (the "Independent Trustees").

         The NASD limits the amount that the Fund may pay annually in distribution costs for sale of its shares and shareholder service fees. The NASD limits annual expenditures to 1.00% of the aggregate average daily net asset value of its shares, of which 0.75% may be used to pay such distribution costs and 0.25% may be used to pay shareholder service fees. The NASD also limits the aggregate amount that the Fund may pay for such distribution costs to 6.25% of gross share sales since the inception of the Distribution Plan, plus interest at the prime rate plus 1% on such amounts (less any CDSCs paid by shareholders to the Principal Underwriter) remaining unpaid from time to time.

CLASS A DISTRIBUTION PLAN

         The Class A Distribution Plan provides that the Fund may expend daily amounts at an annual rate, which is currently limited to 0.25% of the Fund's average daily net asset value attributable to Class A shares, to finance any activity that is primarily intended to result in the sale of Class A shares, including, without limitation, expenditures consisting of payments to the Principal Underwriter of the Fund to enable the Principal Underwriter to pay or to have paid to others who sell Class A shares a service or other fee, at any such intervals as the Principal Underwriter may determine, in respect of Class A shares maintained by any such recipient and outstanding on the books of the Fund for specified periods.

         Amounts paid by the Fund under the Class A Distribution Plan are currently used to pay others, such as broker-dealers, service fees at an annual rate of up to 0.25% of the average net asset value of Class A shares maintained by such others and outstanding on the books of the Fund for specified periods.

CLASS B DISTRIBUTION PLAN

         The Class B Distribution Plan provides that the Fund may expend daily amounts at an annual rate of up to 1.00% of the Fund's average daily net asset value attributable to Class B shares to finance any activity that is primarily intended to result in the sale of Class B shares, including, without limitation, expenditures consisting of payments to the Principal Underwriter and/or its predecessor. Payments are made to the Principal Underwriter (1) to enable the Principal Underwriter to pay to others (broker-dealers) commissions in respect of Class B shares sold since inception of a Distribution Plan; (2) to enable the Principal Underwriter to pay or to have paid to others a service fee, at such intervals as the Principal Underwriter may determine, in respect of Class B shares maintained by any such recipient and outstanding on the books of the Fund for specified periods; and (3) as interest.

         The Principal Underwriter generally reallows to broker-dealers or others a commission equal to 4.00% of the price paid for each Class B share sold. The broker-dealer or other party may also receive service fees at an annual rate of 0.25% of the average daily net asset value of such Class B share maintained by the recipient and outstanding on the books of the Fund for specified periods.

         The Principal Underwriter intends, but is not obligated, to continue to pay or accrue distribution charges incurred in connection with the Class B Distribution Plan that exceed current annual payments permitted to be received by the Principal Underwriter from the Fund ("Advances"). The Principal Underwriter intends to seek full reimbursement of such Advances from the Fund (together with annual interest thereon at the prime rate plus 1%) at such time in the future as, and to the extent that, payment thereof by the Fund would be within the permitted limits. If the Fund's Independent Trustees authorize such reimbursements of Advances, the effect would be to extend the period of time during which the Fund incurs the maximum amount of costs allowed by the Class B Distribution Plan.

         In connection with financing its distribution costs, including commission advances to broker-dealers and others, EKIS, the predecessor to the Principal Underwriter sold to a financial institution substantially all of its 12b-1 fee collection rights and CDSC collection rights in respect of Class B shares sold during the period beginning with the Fund's initial public offering through November 30, 1996. The Fund has agreed not to reduce the rate of payment of 12b-1 fees in respect of such Class B shares unless it terminates such shares' Distribution Plan completely. If it terminates such Distribution Plans, the Fund may be subject to adverse distribution consequences.

         The financing of payments made by the Principal Underwriter to compensate broker-dealers or other persons for distributing shares of the Fund will be provided by FUNB or its affiliates.

CLASS C DISTRIBUTION PLAN

         The Class C Distribution Plan provides that the Fund may expend daily amounts at an annual rate of up to 1.00% of the Fund's average daily net asset value attributable to Class C shares to finance any activity that is primarily intended to result in the sale of Class C shares, including, without limitation, expenditures consisting of payments to the Principal Underwriter and/or its predecessor. Payments are made to the Principal Underwriter (1) to enable the Principal Underwriter to pay to others (broker-dealers) commissions in respect of Class C shares sold since inception of the Distribution Plan; (2) to enable the Principal Underwriter to pay or to have paid to others a service fee, at such intervals as the Principal Underwriter may determine, in respect of Class C shares maintained by any such recipient and outstanding on the books of the Fund for specified periods; and (3) as interest.

         The Principal Underwriter generally reallows to broker-dealers or others a commission in the amount of 0.75% of the price paid for each Class C share sold plus the first year's service fee in advance in the amount of 0.25% of the price paid for each Class C share sold. Beginning approximately fifteen months after purchase, broker-dealers or others receive a commission at an annual rate of 0.75% (subject to NASD rules) plus service fees at the annual rate of 0.25%, respectively, of the average daily net asset value of each Class C share maintained by the recipient and outstanding on the books of the Fund for specified periods.

DISTRIBUTION PLANS - GENERAL

         The total amounts paid by the Fund under the foregoing arrangements may not exceed the maximum Distribution Plan limits specified above. The amounts and purposes of expenditures under a Distribution Plan must be reported to the Independent Trustees quarterly. The Independent Trustees may require or approve changes in the implementation or operation of a Distribution Plan, and may also require that total expenditures by the Fund under a Distribution Plan be kept within limits lower than the maximum amount permitted by such Distribution Plan as stated above.

         Each of the Distribution Plans may be terminated at any time by a vote of the Independent Trustees, or by vote of a majority of the outstanding voting shares of the respective class of Fund shares. If the Class B Distribution Plan is terminated, the Principal Underwriter and EKIS will ask the Independent Trustees to take whatever action they deem appropriate under the circumstances with respect to payment of such Advances.

         Any change in a Distribution Plan that would materially increase the distribution expenses of the Fund provided for in a Distribution Plan requires shareholder approval. Otherwise, a Distribution Plan may be amended by votes of the majority of both (1) the Fund's Trustees and (2) the Independent Trustees cast in person at a meeting called for the purpose of voting on each amendment.

         While a Distribution Plan is in effect, the Fund will be required to commit the selection and nomination of candidates for Independent Trustees to the discretion of the Independent Trustees.

         The Independent Trustees of the Fund have determined that the sales of the Fund's shares resulting from payments under the Distribution Plans have benefited the Fund.

-------------------------------------------------------------------------------
                              TRUSTEES AND OFFICERS
-------------------------------------------------------------------------------

         Trustees and officers of the Fund, their principal occupations and some of their affiliations over the last five years are as follows:

FREDERICK AMLING:          Trustee of the Fund; Trustee or Director of all other
                           funds in the Keystone Investments Families of Funds;
                           Professor, Finance Department, George Washington
                           University; President, Amling & Company (investment advice); and former Member, Board of Advisers, Credito Emilano (banking).

LAURENCE B. ASHKIN:        Trustee of the Fund; Trustee or Director of all other
                           funds in the Keystone Investments Families of Funds;
                           Trustee of all the Evergreen funds other than Evergreen Investment Trust; real estate developer and construction consultant; and President of Centrum
                           Equities and Centrum Properties, Inc.

CHARLES A. AUSTIN III:     Trustee of the Fund; Trustee or Director of all other
                           funds in the Keystone Investments Families of Funds;
                           Investment Counselor to Appleton Partners, Inc.; and former Managing Director, Seaward Management
                           Corporation (investment advice).

FOSTER BAM:                Trustee of the Fund; Trustee or Director of all other
                           funds in the Keystone Investments Families of Funds;
                           Trustee of all the Evergreen funds other than Evergreen Investment Trust; Partner in the law firm of Cummings & Lockwood; Director, Symmetrix, Inc.
                           (sulphur company) and Pet Practice, Inc. (veterinary services); and former Director, Chartwell Group Ltd.
                           (Manufacturer of office furnishings and accessories), Waste Disposal Equipment Acquisition Corporation and
                           Rehabilitation Corporation of America (rehabilitation hospitals).

*GEORGE S. BISSELL:        Chairman of the Board, Chief Executive Officer and
                           Trustee of the Fund; Chairman of the Board, Chief
                           Executive Officer and Trustee or Director of all other funds in the Keystone Investments Families of Funds; Chairman of the Board and Trustee of Anatolia
                           College; Trustee of University Hospital (and Chairman of its Investment Committee); former Director and Chairman of the Board of Hartwell Keystone; and former Chairman of the Board, Director and Chief
                           Executive Officer of Keystone Investments.

EDWIN D. CAMPBELL:         Trustee of the Fund; Trustee or Director of all other
                           funds in the Keystone Investments Families of Funds;
                           Principal, Padanaram Associates, Inc.; and former
                           Executive Director, Coalition of Essential Schools,
                           Brown University.

CHARLES F. CHAPIN:         Trustee of the Fund; Trustee or Director of all other
                           funds in the Keystone Investments Families of Funds;
                           and former Director, Peoples Bank (Charlotte, NC).

K. DUN GIFFORD:            Trustee of the Fund; Trustee or Director of all other
                           funds in the Keystone Investments Families of Funds;
                           Trustee, Treasurer and Chairman of the Finance
                           Committee, Cambridge College; Chairman Emeritus and
                           Director, American Institute of Food and Wine;
                           Chairman and President, Oldways Preservation and
                           Exchange Trust (education); former Chairman of the
                           Board, Director, and Executive Vice President, The
                           London Harness Company; former Managing Partner,
                           Roscommon Capital Corp.; former Chief Executive
                           Officer, Gifford Gifts of Fine Foods; former
                           Chairman, Gifford, Drescher & Associates
                           (environmental consulting); and former Director,
                           Keystone Investments and Keystone.

JAMES S. HOWELL:           Trustee of the Fund; Trustee or Director of all other
                           funds in the Keystone Investments Families of Funds;
                           Chairman and Trustee of the Evergreen funds; former
                           Chairman of the Distribution Foundation for the Carolinas; and former Vice President of Lance Inc.
                           (food manufacturing).

LEROY KEITH, JR.:          Trustee of the Fund; Trustee or Director of all other
                           funds in the Keystone Investments Families of Funds;
                           Chairman of the Board and Chief Executive Officer,
                           Carson Products Company; Director of Phoenix Total
                           Return Fund and Equifax, Inc.; Trustee of Phoenix
                           Series Fund, Phoenix Multi-Portfolio Fund, and The
                           Phoenix Big Edge Series Fund; and former President,
                           Morehouse College.

F. RAY KEYSER, JR.:        Trustee of the Fund; Trustee or Director of all other
                           funds in the Keystone Investments Families of Funds;
                           Chairman and Of Counsel, Keyser, Crowley & Meub,
                           P.C.; Member, Governor's (VT) Council of Economic
                           Advisers; Chairman of the Board and Director, Central
                           Vermont Public Service Corporation and Lahey
                           Hitchcock Clinic; Director, Vermont Yankee Nuclear
                           Power Corporation, Grand Trunk Corporation, Grand
                           Trunk Western Railroad, Union Mutual Fire Insurance
                           Company, New England Guaranty Insurance Company,
                           Inc., and the Investment Company Institute; former
                           Director and President, Associated Industries of
                           Vermont; former Director of Keystone, Central Vermont
                           Railway, Inc., S.K.I. Ltd., and Arrow Financial
                           Corp.; and former Director and Chairman of the Board, Proctor Bank and Green Mountain Bank.

GERALD M. MCDONELL:        Trustee of the Fund; Trustee or Director of all other
                           funds in the Keystone Investments Families of Funds;
                           Trustee of the Evergreen funds; and Sales
                           Representative with Nucor-Yamoto, Inc. (Steel producer).

THOMAS L. MCVERRY:         Trustee of the Fund; Trustee or Director of all other
                           funds in the Keystone Investments Families of Funds;
                           Trustee of the Evergreen funds; former Vice President and Director of Rexham Corporation; and former
                           Director of Carolina Cooperative Federal Credit
                           Union.

*WILLIAM WALT PETTIT:      Trustee of the Fund; Trustee or Director of all other
                           funds in the Keystone Investments Families of Funds;
                           Trustee of the Evergreen funds; and Partner in the law firm of Holcomb and Pettit, P.A.

DAVID M. RICHARDSON:       Trustee of the Fund; Trustee or Director of all other
                           funds in the Keystone Investments Families of Funds;
                           Vice Chair and former Executive Vice President, DHR
                           International, Inc. (executive recruitment); former
                           Senior Vice President, Boyden International Inc.
                           (executive recruitment); and Director, Commerce and Industry Association of New Jersey, 411
                           International, Inc., and J&M Cumming Paper Co.

RUSSELL A. SALTON, III MD: Trustee of the Fund; Trustee or Director of all other funds in the Keystone Investments Families of Funds; Trustee of the Evergreen funds; Medical Director, U.S. Health Care/Aetna Health Services; and former Managed Health Care Consultant; former President, Primary Physician Care.

MICHAEL S. SCOFIELD:       Trustee of the Fund; Trustee or Director of all other
                           funds in the Keystone Investments Families of Funds;
                           Trustee of the Evergreen funds; and Attorney, Law
                           Offices of Michael S. Scofield.

RICHARD J. SHIMA:          Trustee of the Fund; Trustee or Director of all other
                           funds in the Keystone Investments Families of Funds;
                           Chairman, Environmental Warranty, Inc. (Insurance agency); Executive Consultant, Drake Beam Morin, Inc.
                           (executive outplacement); Director of Connecticut
                           Natural Gas Corporation, Hartford Hospital, Old State
                           House Association, Middlesex Mutual Assurance
                           Company, and Enhance Financial Services, Inc.;
                           Chairman, Board of Trustees, Hartford Graduate
                           Center; Trustee, Greater Hartford YMCA; former
                           Director, Vice Chairman and Chief Investment Officer,
                           The Travelers Corporation; former Trustee,
                           Kingswood-Oxford School; and former Managing Director and Consultant, Russell Miller, Inc.

*ANDREW J. SIMONS:         Trustee of the Fund; Trustee or Director of all other
                           funds in the Keystone Investments Families of Funds;
                           Partner, Farrell, Fritz, Caemmerer, Cleary, Barnosky
                           & Armentano, P.C.; Adjunct Professor of Law and former Associate Dean, St. John's University School of Law; Adjunct Professor of Law, Touro College
                           School of Law; and former President, Nassau County
                           Bar Association.

JOHN J. PILEGGI:           President and Treasurer of the Fund; President and
                           Treasurer of all other funds in the Keystone
                           Investments Families of Funds; President and
                           Treasurer of the Evergreen funds; Senior Managing
                           Director, Furman Selz LLC since 1992; Managing
                           Director from 1984 to 1992; 230 Park Avenue, Suite
                           910, New York, NY.

GEORGE O. MARTINEZ:        Secretary of the Fund; Secretary of all other funds
                           in the Keystone Investments Families of Funds; Senior
                           Vice President and Director of Administration and
                           Regulatory Services, BISYS Fund Services; 3435
                           Stelzer Road, Columbus, Ohio.

* This Trustee may be considered an "interested person" of the Fund within the meaning of the 1940 Act.

         Mr. Bissell is deemed an "interested person" of the Fund by virtue of his ownership of stock of First Union Corporation ("First Union"), of which Keystone is an indirect wholly-owned subsidiary. See "Investment Adviser." Mr. Pettit and Mr. Simons may each be deemed an "interested person" as a result of certain legal services rendered to a subsidiary of First Union by their respective law firms, Holcomb and Pettit, P.A. and Farrell, Fritz, Caemmerer, Cleary, Barnosky & Armentano, P.C. As of the date hereof, Mr. Pettit and Mr. Simons are each applying for an exemption from the SEC which would allow them to retain their status as an Independent Trustee.

         After the transfer of EKD and its related mutual fund distribution and administration business to BISYS, it is expected that all of the officers of the Fund will be officers and/or employees of BISYS. See "Sub-administrator."

         Annual retainers and meeting fees paid by all funds in the Keystone Investments Families of Funds (which includes more than thirty mutual funds) for the calendar year ended December 31, 1995 totaled approximately $450,716. As of July 31, 1996, the Trustees and officers beneficially owned less than 1% of the Fund's then outstanding Class A, Class B and Class C shares, respectively.

         Except as set forth above, the address of all of the Fund's Trustees and officers and the address of the Fund is 200 Berkeley Street, Boston, Massachusetts 02116-5034.

-------------------------------------------------------------------------------
                               INVESTMENT ADVISER
-------------------------------------------------------------------------------

         Subject to the general supervision of the Fund's Board of Trustees, Keystone, located at 200 Berkeley Street, Boston, Massachusetts 02116-5034, provides investment advice, management and administrative services to the Fund. Keystone, organized in 1932, is a wholly-owned subsidiary of Keystone Investments, 200 Berkeley Street, Boston, Massachusetts 02116-5034.

         On December 11, 1996, the predecessor corporation to Keystone Investments and indirectly each subsidiary of Keystone Investments, including Keystone, were acquired (the "Acquisition") by FUNB, a wholly-owned subsidiary of First Union Corporation ("First Union"). The predecessor corporation to Keystone Investments was acquired by FUNB by merger into a wholly-owned subsidiary of FUNB, which entity then succeeded to the business of the predecessor corporation. Contemporaneously with the Acquisition, the Fund entered into a new investment advisory agreement with Keystone and into a principal underwriting agreement with EKD, a wholly-owned subsidiary of Furman Selz LLC ("Furman Selz"). The new investment advisory agreement (the "Advisory Agreement") was approved by the shareholders of the Fund on December 9, 1996, and became effective on December 11, 1996.

         Keystone Investments and each of its subsidiaries, including Keystone, are now indirectly owned by First Union. First Union is headquartered in Charlotte, North Carolina, and had $133.9 billion in consolidated assets as of September 30, 1996. First Union and its subsidiaries provide a broad range of financial services to individuals and businesses throughout the United States. The Capital Management Group of FUNB, together with Lieber & Company and Evergreen Asset Management Corp., wholly-owned subsidiaries of FUNB, manage or otherwise oversee the investment of over $50 billion in assets belonging to a wide range of clients, including the Evergreen Family of Funds.

         Pursuant to the Advisory Agreement and subject to the supervision of the Fund's Board of Trustees, Keystone furnishes to the Fund investment advisory, management and administrative services, office facilities, and equipment in connection with its services for managing the investment and reinvestment of the Fund's assets. Keystone pays for all of the expenses incurred in connection with the provision of its services.

         The Fund pays for all charges and expenses, other than those specifically referred to as being borne by Keystone, including, but not limited to, (1) custodian charges and expenses; (2) bookkeeping and auditors' charges and expenses; (3) transfer agent charges and expenses; (4) fees of Independent Trustees; (5) brokerage commissions, brokers' fees and expenses; (6) issue and transfer taxes; (7) costs and expenses under the Distribution Plan; (8) taxes and trust fees payable to governmental agencies; (9) the cost of share certificates; (10) fees and expenses of the registration and qualification of the Fund and its shares with the SEC or under state or other securities laws;
(11) expenses of preparing, printing and mailing prospectuses, statements of additional information, notices, reports and proxy materials to shareholders of the Fund; (12) expenses of shareholders' and Trustees' meetings; (13) charges and expenses of legal counsel for the Fund and for the Independent Trustees of the Fund on matters relating to the Fund; (14) charges and expenses of filing annual and other reports with the SEC and other authorities; and all extraordinary charges and expenses of the Fund.

         The Fund pays Keystone a fee for its services at the annual rate of:

ANNUAL                                                AGGREGATE NET ASSET VALUE
MANAGEMENT                                                        OF THE SHARES
FEE                                  INCOME                         OF THE FUND
-------------------------------------------------------------------------------
                                     1.5% of
                               Gross Dividend and
                              Interest Income, Plus

0.60% of the first                                         $  100,000,000, plus
0.55% of the next                                          $  100,000,000, plus
0.50% of the next                                          $  100,000,000, plus
0.45% of the next                                          $  100,000,000, plus
0.40% of the next                                          $  100,000,000, plus
0.35% of the next                                          $  500,000,000, plus
0.30% of amounts over                                      $ 1,000,000,000.

Keystone's fee is computed as of the close of business each business day and payable daily.

         Under the Advisory Agreement, any liability of Keystone in connection with rendering services thereunder is limited to situations involving its willful misfeasance, bad faith, gross negligence or reckless disregard of its duties.

         The Advisory Agreement continues in effect for two years from its effective date and, thereafter, from year to year only if approved at least annually by the Board of Trustees of the Fund or by a vote of a majority of the Fund's outstanding shares (as defined in the 1940 Act). In either case, the terms of the Advisory Agreement and continuance thereof must be approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated, without penalty, on 60 days' written notice by the Fund's Board of Trustees or by a vote of a majority of outstanding shares. The Advisory Agreement will terminate automatically upon its "assignment" as that term is defined in the 1940 Act.

         Keystone has currently voluntarily limited the expenses of the Fund's Class A, B, and C shares to 1.50%, 2.25%, and 2.25% of each class's average daily net assets respectively. Keystone intends to continue the foregoing expense limitations on a calendar month-by-month basis. Keystone will periodically evaluate these limitations and may modify or terminate them in the future. Keystone will not be required to reimburse the Fund to the extent such reimbursement would result in the Fund's inability to qualify as a regulated investment company under the Internal Revenue Code.

-------------------------------------------------------------------------------
                              PRINCIPAL UNDERWRITER
-------------------------------------------------------------------------------

         The Fund has entered into Principal Underwriting Agreements (each an "Underwriting Agreement") with EKD with respect to each class. EKD, which is not affiliated with First Union, replaces EKIS as the Fund's principal underwriter. EKIS may no longer act as principal underwriter of the Fund due to regulatory restrictions imposed by the Glass-Steagall Act upon national banks such as FUNB and their affiliates, that prohibit such entities from acting as the underwriters of mutual fund shares. While EKIS may no longer act as principal underwriter of the Fund as discussed above, EKIS may continue to receive compensation from the Fund or the Principal Underwriter in respect of underwriting and distribution services performed prior to the termination of EKIS as principal underwriter. In addition, EKIS may also be compensated by the Principal Underwriter for the provision of certain marketing support services to the Principal Underwriter at an annual rate of up to .75% of the average daily net assets of the Fund, subject to certain restrictions.

         The Principal Underwriter, as agent, has agreed to use its best efforts to find purchasers for the shares. The Principal Underwriter may retain and employ representatives to promote distribution of the shares and may obtain orders from broker-dealers, and others, acting as principals, for sales of shares to them. The Underwriting Agreements provide that the Principal Underwriter will bear the expense of preparing, printing, and distributing advertising and sales literature and prospectuses used by it. The Principal Underwriter or EKIS, its predecessor, may receive payments from the Fund pursuant to the Fund's Distribution Plans.

         All subscriptions and sales of shares by the Principal Underwriter are at the public offering price of the shares, which is determined in accordance with the provisions of the Fund's Declaration of Trust, By-Laws, current prospectuses and statement of additional information. All orders are subject to acceptance by the Fund and the Fund reserves the right, in its sole discretion, to reject any order received. Under the Underwriting Agreements, the Fund is not liable to anyone for failure to accept any order.

         The Fund has agreed under the Underwriting Agreements to pay all expenses in connection with the registration of its shares with the SEC and auditing and filing fees in connection with the registration of its shares under the various state "blue-sky" laws.

         The Principal Underwriter has agreed that it will, in all respects, duly conform with all state and federal laws applicable to the sale of the shares. The Principal Underwriter has also agreed that it will indemnify and hold harmless the Fund and each person who has been, is, or may be a Trustee or officer of the Fund against expenses reasonably incurred by any of them in connection with any claim, action, suit, or proceeding to which any of them may be a party that arises out of or is alleged to arise out of any misrepresentation or omission to state a material fact on the part of the Principal Underwriter or any other person for whose acts the Principal Underwriter is responsible or is alleged to be responsible, unless such misrepresentation or omission was made in reliance upon written information furnished by the Fund.

         Each Underwriting Agreement provides that it will remain in effect as long as its terms and continuance are approved annually (i) by a vote of a majority of the Fund's Independent Trustees, and (ii) by vote of a majority of the Fund's Trustees, in each case, cast in person at a meeting called for that purpose.

         Each Underwriting Agreement may be terminated, without penalty, on 60 days' written notice by the Board of Trustees or by a vote of a majority of outstanding shares subject to such agreement. Each Underwriting Agreement will terminate automatically upon its "assignment," as that term is defined in the 1940 Act.

         From time to time, if, in the Principal Underwriter's judgment, it could benefit the sales of Fund shares, the Principal Underwriter may provide to selected broker-dealers promotional materials and selling aids, including, but not limited to, personal computers, related software, and Fund data files.

-------------------------------------------------------------------------------
                                SUB-ADMINISTRATOR
-------------------------------------------------------------------------------

         Furman Selz provides officers and certain administrative services to the Fund pursuant to a sub-administration agreement. For its services under that agreement Furman Selz will receive from Keystone an annual fee at the maximum annual rate of .01% of the average daily net assets of the Fund. Furman Selz is located at 230 Park Avenue, New York, New York 10169.

         It is expected that on or about January 2, 1997, Furman Selz will transfer EKD, and its related mutual fund distribution and administration business, to BISYS Group, Inc. ("BISYS"). At that time, BISYS will succeed as sub-administrator for the Fund. It is not expected that the acquisition of the mutual fund distribution and administration business by BISYS will affect the services currently provided by EKD or Furman Selz.

-------------------------------------------------------------------------------
                              DECLARATION OF TRUST
-------------------------------------------------------------------------------

MASSACHUSETTS BUSINESS TRUST

         The Fund is a Massachusetts business trust established under a Declaration of Trust dated June 19, 1996 (the "Declaration of Trust"). The Fund is similar in most respects to a business corporation. The principal distinction between the Fund and a corporation relates to the shareholder liability described below. A copy of the Declaration of Trust is filed as an exhibit to the Registration Statement, of which this statement of additional information is a part. This summary is qualified in its entirety by reference to the Declaration of Trust.

DESCRIPTION OF SHARES

         The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of classes of shares. Each share of the Fund represents an equal proportionate interest with each other share of that class. Upon liquidation, shares are entitled to a pro rata share of the Fund based on the relative net assets of each class. Shareholders have no preemptive or conversion rights. Shares are redeemable and transferable. The Fund is authorized to issue additional classes or series of shares. The Fund currently issues Class A, B and C shares, but may issue additional classes or series of shares.

SHAREHOLDER LIABILITY

         Pursuant to certain decisions of the Supreme Judicial Court of Massachusetts, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. If the Fund were held to be a partnership, the possibility of the shareholders' incurring financial loss for that reason appears remote because the Fund's Declaration of Trust (1) contains an express disclaimer of shareholder liability for obligations of the Fund; (2) requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees; and (3) provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund.

VOTING RIGHTS

         Under the terms of the Declaration of Trust, the Fund does not hold annual meetings. At meetings called for the initial election of Trustees or to consider other matters, shares are entitled to one vote per share. Shares generally vote together as one class on all matters. Classes of shares of the Fund have equal voting rights except that each class of shares has exclusive voting rights with respect to its respective Distribution Plan. No amendment may be made to the Declaration of Trust that adversely affects any class of shares without the approval of a majority of the shares of that class. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees to be elected at a meeting and, in such event, the holders of the remaining 50% or less of the shares voting will not be able to elect any Trustees.

         After the initial meeting as described above, no further meetings of shareholders for the purpose of electing Trustees will be held, unless required by law, unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time, the Trustees then in office will call a shareholders' meeting for the election of Trustees.

         Except as set forth above, the Trustees shall continue to hold office indefinitely, unless otherwise required by law, and may appoint successor Trustees. A Trustee may be removed from or cease to hold office (as the case may be) (1) at any time by two-thirds vote of the remaining Trustees; (2) when such Trustee becomes mentally or physically incapacitated; or (3) at a special meeting of shareholders by a two-thirds vote of the Fund's outstanding shares. Any Trustee may voluntarily resign from office.

LIMITATION OF TRUSTEES' LIABILITY

                  The Declaration of Trust provides that a Trustee will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties involved in the conduct of his office.

                  The Trustees have absolute and exclusive control over the management and disposition of assets of the Fund and may perform such acts as in their sole judgment and discretion are necessary and proper for conducting the business and affairs of the Fund or promoting the interests of the Fund and the shareholders.

-------------------------------------------------------------------------------
                 STANDARDIZED TOTAL RETURN AND YIELD QUOTATIONS
-------------------------------------------------------------------------------

                  Total return quotations for a class of shares of the Fund as they may appear from time to time in advertisements are calculated by finding the average annual compounded rates of return over one, five and ten year periods, or the time periods for which such class of shares has been effective, whichever is relevant, on a hypothetical $1,000 investment that would equate the initial amount invested in the class to the ending redeemable value. To the initial investment, all dividends and distributions are added and the maximum sales charge deducted and all recurring fees charged to all shareholder accounts are deducted. The ending redeemable value assumes a complete redemption at the end of the relevant periods.

                  Current yield quotations as they may appear from time to time in advertisements will consist of a quotation based on a 30-day period ended on the date of the most recent balance sheet of the Fund, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the base period. The Fund does not presently intend to advertise current yield.

-------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
-------------------------------------------------------------------------------

REDEMPTIONS IN KIND

         If conditions arise that would make it undesirable for the Fund to pay for all redemptions in cash, the Fund may authorized payment to be made in portfolio securities or other property. The Fund has obligated itself, however, under the 1940 Act, to redeem for cash all shares presented for redemption by any one shareholder up to the lesser of $250,000 or 1% of the Fund's net assets in any 90-day period. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share and would, to the extent permitted by law, be readily marketable. Shareholders receiving such securities would incur brokerage costs upon the securities' sale.

GENERAL

         State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is the custodian (the "Custodian") of all securities and cash of the Fund. The Custodian performs no investment management functions for the Fund, but, in addition to its custodial services, is responsible for accounting and related recordkeeping on behalf of the Fund.

         KPMG Peat Marwick LLP, 99 High Street, Boston, Massachusetts 02110, Certified Public Accountants, serves as the independent auditors for the Fund.

         EKSC 101 Main Street, Cambridge, Massachusetts 02142, a wholly-owned subsidiary of Keystone, acts as transfer agent and dividend disbursing agent for the Fund.

         As of July 31, 1996, Keystone owned 100% of the Fund's outstanding Class A, B, and C shares.

         Except as otherwise stated in its prospectus or required by law, the Fund reserves the right to change the terms of the offer stated in its prospectus without shareholder approval, including the right to impose or change fees for services provided.

         No dealer, salesman or other person is authorized to give any information or to make any representation not contained in the Fund's prospectus, statement of additional information or in supplemental sales literature issued by the Fund or the Principal Underwriter, and no person is entitled to rely on any information or representation not contained therein.

         The Fund's prospectus and statement of additional information omit certain information contained in the Fund's Registration Statement filed with the Commission, which may be obtained from the Commission's principal office in Washington, D.C. upon payment of the fee prescribed by the rules and regulations promulgated by the Commission.

         The Fund is one of 16 different investment companies in the Keystone America Fund Family, which offers a range of choices to serve shareholder needs. In addition to the Fund, the Keystone America Fund Family consists of the following Funds having the various investment objectives described below:

KEYSTONE CAPITAL PRESERVATION AND INCOME FUND - Seeks high current income, consistent with low volatility of principal, by investing in adjustable rate securities issued by the U.S. government, its agencies or instrumentalities.

KEYSTONE FUND FOR TOTAL RETURN - Seeks total return from a combination of capital growth and income from dividend paying common stocks, preferred stocks, convertible bonds, other fixed-income securities and foreign securities.

KEYSTONE FUND OF THE AMERICAS - Seeks long-term growth of capital through investments in equity and debt securities in North America (the United States and Canada) and Latin America (Mexico and countries in South and Central America).

KEYSTONE GLOBAL OPPORTUNITIES FUND - Seeks long-term capital growth from foreign and domestic securities.

KEYSTONE GOVERNMENT SECURITIES FUND - Seeks income and capital preservation from U.S. government securities.

KEYSTONE AMERICA HARTWELL EMERGING GROWTH FUND, INC. - Seeks capital appreciation by investment primarily in small and medium-sized companies in a relatively early stage of development that are principally traded in the over-the-counter market.

KEYSTONE INTERMEDIATE TERM BOND FUND - Seeks income, capital preservation and price appreciation potential from investment grade corporate bonds.

KEYSTONE OMEGA FUND - Seeks maximum capital growth from common stocks and securities convertible into common stocks. KEYSTONE SMALL COMPANY GROWTH FUND II
- Seeks long-term capital growth through investments primarily in equity securities of companies with small market capitalizations.

KEYSTONE STATE TAX FREE FUND - A mutual fund consisting of four separate series of shares investing in different portfolio securities each of which seeks the highest possible current income, exempt from federal income taxes and applicable state taxes.

KEYSTONE STATE TAX FREE FUND - SERIES II - A mutual fund consisting of two separate series of shares investing in different portfolio securities each of which seeks the highest possible current income, exempt from federal income taxes and applicable state taxes.

KEYSTONE STRATEGIC DEVELOPMENT FUND - Seeks long-term capital growth by investing primarily in equity securities.

KEYSTONE STRATEGIC INCOME FUND - Seeks high yield and capital appreciation potential from corporate bonds, discount bonds, convertible bonds, preferred stock and foreign bonds.

KEYSTONE TAX FREE INCOME FUND - Seeks income exempt from federal income taxes and capital preservation from the four highest grades of municipal bonds.

KEYSTONE WORLD BOND FUND - Seeks total return from interest income, capital gains and losses and currency exchange gains and losses from investment in debt securities denominated in U.S. and foreign currencies.

                                    APPENDIX

         This Appendix provides additional information about the various securities in which the Fund may invest and investment techniques that the Fund may employ. Specifically, the Appendix provides a more detailed explanation of
(i) stock and corporate bond ratings, (ii) high yield, high risk bonds, (iii) limited partnerships, (iv) money market instruments, and (v) derivative instruments.

                       COMMON AND PREFERRED STOCK RATINGS

S&P'S EARNINGS AND DIVIDEND RANKINGS FOR COMMON STOCKS

         Because the investment process involves assessment of various factors, such as product and industry position, corporate resources and financial policy, with results that make some common stocks more highly esteemed than others, Standard & Poor's Corporation ("S&P") believes that earnings and dividend performance is the end result of the interplay of these factors and that, over the long run, the record of this performance has a considerable bearing on relative quality. S&P rankings, however, do not reflect all of the factors, tangible or intangible, that bear on stock quality.

         Growth and stability of earnings and dividends are deemed key elements in establishing S&P earnings and dividend rankings for common stocks, which capsulize the nature of this record in a single symbol.

         S&P has established a computerized scoring system based on per-share earnings and dividend records of the most recent ten years, a period deemed long enough to measure a company's performance under varying economic conditions. S&P measures growth, stability within the trend line and cyclicality. The ranking system also makes allowances for company size, since large companies have certain inherent advantages over small ones. From these scores for earnings and dividends are determined.

         The final score for each stock is measured against a scoring matrix determined by analysis of the scores of a large and representative sample which is reviewed and sometimes modified with the following ladder of rankings:

A+ Highest                     B+ Average                   C Lowest
A  High                        B  Below Average             D In Reorganization
A  Above Average               B- Lower

         S&P believes its rankings are not a forecast of future market price performance, but are basically an appraisal of past performance of earnings and dividends, and relative current standing.

MOODY'S COMMON STOCK RANKINGS

         Moody's Investors Services, Inc. ("Moody's") presents a concise statement of the important characteristics of a company and an evaluation of the grade (quality) of its common stock. Data presented includes: (I) capsule stock information which reveals short and long term growth and yield afforded by the indicated dividend, based on a recent price; (ii) a long term price chart which shows patterns of monthly stock price movements and monthly trading volumes;
(iii) a breakdown of a company's capital account which aids in determining the degree of conservatism or financial leverage in a company's balance sheet; (iv) interim earnings for the current year to date, plus three previous years; (v) dividend information; (vi) company background; (vii) recent corporate developments; (viii) prospects for a company in the immediate future and the next few years; and (ix) a ten year comparative statistical analysis.

         This information provides investors with information on what a company does, how it has performed in the past, how it is performing currently and what its future performance prospects appear to be.

         These characteristics are then evaluated and result in a grading, or indication of quality. The grade is based on an analysis of each company's financial strength, stability of earnings and record of dividend payments. Other considerations include conservativeness of capitalization, depth and caliber of management, accounting practices, technological capabilities and industry position. Evaluation is represented by the following grades:

    1.  High Grade
    2.  Investment Grade
    3.  Medium Grade
    4.  Speculative Grade

MOODY'S PREFERRED STOCK RATINGS

Preferred stock ratings and their definitions are as follows:

         1. aaa: An issue that is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

         2. aa: An issue that is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

         3. a: An issue that is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater then in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

         4. baa: An issue that is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

         5. ba: An issue that is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

         6. b: An issue that is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

         7. caa: An issue that is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

         8. ca: An issue that is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

         9. c: This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Moody's applies numerical modifiers 1, 2 and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                             CORPORATE BOND RATINGS

S&P CORPORATE BOND RATINGS

         An S&P corporate bond rating is a current assessment of the creditworthiness of an obligor, including obligors outside the U.S., with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees. Ratings of foreign obligors do not take into account currency exchange and related uncertainties. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable.

         The ratings are based, in varying degrees, on the following considerations:

         1. likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

         2. nature of and provisions of the obligation; and

         3. protection afforded by and relative position of the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         PLUS (+) OR MINUS (-): To provide more detailed indications of credit quality, ratings from "AA" to "A" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

    Bond ratings are as follows:

         1. AAA - Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         2. AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

         3. A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         4. BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         5. BB, B, CCC, CC AND C - Debt rated BB, B, CCC, CC AND C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

MOODY'S CORPORATE BOND RATINGS

         Moody's ratings are as follows:

         1. Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         2. Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

         3. A - Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         4. Baa - Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         5. Ba - Bonds that are rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         6. B - Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

         Keystone considers the ratings of Moody's and S&P assigned to various securities, but does not rely solely on ratings assigned by Moody's and S&P because (I) Moody's and S&P assigned ratings are based largely on historical financial data and may not accurately reflect the current financial outlook of companies; and (ii) there can be large differences among the current financial conditions of issuers within the same rating category.

                          BELOW INVESTMENT GRADE BONDS

         Prior to the 1980's, corporate bonds were primarily issued to finance growth and development. Below investment grade bonds were predominantly bonds that often traded at discounts from par because the company's credit ratings had been downgraded. The rapid growth of the noninvestment grade sector of the bond market during the 1980s was largely attributable to the issuance of such bonds to finance corporate reorganizations. This growth paralleled a long economic expansion. An economic downturn could severely disrupt the market for high yield, high risk bonds and adversely affect the value of outstanding bonds and the ability of issuers to repay principal and interest.

         In addition, investors should be aware of the following risks relating to high yield, high risk debt securities:

         1. Securities rated BB or lower by S&P or Ba or lower by Moody's are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments.

         2. The lower ratings of certain securities held by the Fund reflect a greater possibility that adverse changes in the financial condition of the issuer, or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal, especially if the issuer is highly leveraged. Such issuer's ability to meet its debt obligations may also be adversely affected by specific corporate developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. Also, an economic downturn or an increase in interest rates may increase the potential for default by the issuers of these securities.

         3. The value of certain securities held by the Fund may be more susceptible to real or perceived adverse economic, company or industry conditions and publicity than is the case for higher quality securities.

         4. The values of certain securities, like those of other fixed income securities, fluctuate in response to changes in interest rates. When interest rates decline, the value of a portfolio invested in bonds can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in bonds can be expected to decline. However, the prices of these bonds are generally less sensitive to interest rate changes than higher-rated bonds, but more sensitive to adverse or positive economic changes or individual corporate developments.

         5. The secondary market for certain securities held by the Fund may be less liquid at certain times than the secondary market for higher quality debt securities, which may have an adverse effect on market price and the Fund's ability to dispose of particular issues and may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its assets.

         6. Zero coupon bonds and Payment in Kind bonds ("PIKs") involve additional special considerations. A zero coupon bond represents ownership in serially maturing interest payments or principal payments on specific underlying notes and bonds, including coupons relating to such notes and bonds. The interest and principal payments are direct obligations of the issuer. A zero coupon bond entitles the holder to receive a single payment at maturity. There are no periodic interest payments on a zero coupon bond. PIK bonds are debt obligations that provide that the issuer may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. PIK bonds trade flate (i.e., without accrued interest). Their price is expected to reflect an amount representing accredit interest since the last payment.

         Such investments may experience greater fluctuation in value due to changes in interest rates than debt obligations that pay interest currently. Even though these investments do not pay current interest in cash, the Fund is, nonetheless, required by tax laws to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, the Fund could be required at times to liquidate investments in order to fulfill its intention to distribute substantially all of its net income as dividends.

                              LIMITED PARTNERSHIPS

         The Fund may invest in limited and master limited partnerships. A limited partnership is a partnership consisting of one or more general partners, jointly and severally responsible as ordinary partners, and by whom the business is conducted, and one or more limited partners who contribute cash as capital to the partnership and who generally are not liable for the debts of the partnership beyond the amounts contributed. Limited partners are not involved in the day-to-day management of the partnership. They receive income, capital gains and other tax benefits associated with the partnership project in accordance with terms established in the partnership agreement. Typical limited partnerships are in real estate, oil and gas and equipment leasing, but they also finance movies, research and development and other projects.

         For an organization classified as a partnership under the Internal Revenue Code, each item of income, gain, loss, deduction and credit is not taxed at the partnership level but flows through to the holder of the partnership unit. This allows the partnership to avoid taxation and to pass through income to the holder of the partnership unit at lower individual rates.

         A master limited partnership is a publicly traded limited partnership. The partnership units are registered with the Commission and are freely exchanged on a securities exchange or in the over-the-counter market.

                            MONEY MARKET INSTRUMENTS

         Money market securities are instruments with remaining maturities of one year or less such as bank certificates of deposit, bankers' acceptances, commercial paper (including variable rate master demand notes), and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, some of which may be subject to repurchase agreements.

COMMERCIAL PAPER

         Commercial paper will consist of issues rated at the time of purchase A-1 by S&P, or PRIME-1 by Moody's; or, if not rated, will be issued by companies which have an outstanding debt issue rated at the time of purchase Aaa, Aa or A by Moody's, or AAA, AA or A by S&P, or will be determined by Keystone to be of comparable quality.

S&P RATINGS

         An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. The top category is as follows:

         A: Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

         A-1: This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

MOODY'S RATINGS

         The term "commercial paper" as used by Moody's means promissory obligations not having an original maturity in excess of nine months. Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designation, judged to be investment grade, to indicate the relative repayment capacity of rated issuers.

         1. The rating PRIME-1 is the highest commercial paper rating assigned by Moody's. Issuers rated PRIME-1 (or related supporting institutions) are deemed to have a superior capacity for repayment of short term promissory obligations. Repayment capacity of PRIME-1 issuers is normally evidenced by the following characteristics:

           (a) leading market positions in well-established industries;
           (b) high rates of return on funds employed;
           (c) conservative capitalization structures with moderate reliance on debt and ample asset protection;
           (d) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and
           (e) well established access to a range of financial markets and assured sources of alternate liquidity.

         In assigning ratings to issuers whose commercial paper obligations are supported by the credit of another entity or entities, Moody's evaluates the financial strength of the affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment.

U.S. CERTIFICATES OF DEPOSIT

         U.S. Certificates of deposit are receipts issued by a U.S. bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

         U.S. Certificates of deposit will be limited to U.S. dollar denominated certificates of U.S. banks, including their branches abroad, which are members of the Federal Reserve System or the Federal Deposit Insurance Corporation, and of U.S. branches of foreign banks, each of which have total assets at the time of purchase in excess of $1 billion.

UNITED STATES GOVERNMENT SECURITIES

         Securities issued or guaranteed by the U.S. government include a variety of Treasury securities that differ only in their interest rates, maturities and dates of issuance and securities issued by the Government National Mortgage Association ("GNMA"). Treasury bills have maturities of one year or less. Treasury notes have maturities of one to ten years and Treasury bonds generally have maturities of greater than ten years at the date of issuance. GNMA securities include GNMA mortgage pass-through certificates. Such securities are supported by the full faith and credit of the U.S.

         Securities issued or guaranteed by U.S. government agencies or instrumentalities include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, The Tennessee Valley Authority, District of Columbia Armory Board and Federal National Mortgage Association.

         Some obligations of U.S. government agencies and instrumentalities, such as securities of Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury. Others, such as bonds issued by the Federal National Mortgage Association, a private corporation, are supported only by the credit of the instrumentality. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, the Fund will invest in the securities issued by such an instrumentality only when Keystone determines under standards established by the Board of Trustees that the credit risk with respect to the instrumentality does not make its securities unsuitable investments. While the Fund may invest in such instruments, U.S. government securities do not include international agencies or instrumentalities in which the U.S. government, its agencies or instrumentalities participate, such as the World Bank, Asian Development Bank or the Interamerican Development Bank, or issues insured by the Federal Deposit Insurance Corporation.

BANKERS' ACCEPTANCES

         Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by the bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less. Bankers' acceptances acquired by the Fund must have been accepted by U.S. commercial banks, including foreign branches of U.S. commercial banks, having total deposits at the time of purchase in excess of $1 billion and must be payable in U.S. dollars.

                             DERIVATIVE INSTRUMENTS

         Derivatives have been variously defined to include forwards, futures, options, mortgage-backed securities, other asset-backed securities and structured securities, such as interest rate swaps, equity swaps, index swaps, currency swaps and caps and floors. These basic vehicles can also be combined to create more complex products, called hybrid derivatives. The following discussion addresses options, futures, foreign currency transactions, mortgage-backed and other asset-backed securities, structured securities, swaps, caps, and floors.

OPTIONS TRANSACTIONS

WRITING COVERED OPTIONS

         The Fund writes only covered options. Options written by the Fund will normally have expiration dates of not more than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the times the options are written.

         Unless the option has been exercised, the Fund may close out an option it has written by effecting a closing purchase transaction, whereby it purchases an option covering the same underlying security and having the same exercise price and expiration date ("of the same series") as the one it has written. If the Fund desires to sell a particular security on which it has written a call option, it will effect a closing purchase transaction prior to or concurrently with the sale of the security. If the Fund is able to enter into a closing purchase transaction, the Fund will realize a profit (or loss) from such transaction if the cost of such transaction is less (or more) than the premium received from the writing of the option.

         An option position may be closed out only in a secondary market for an option of the same series. Although the Fund will generally write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any particular time, and for some options no secondary market may exist. In such event it might not be possible to effect a closing transaction in a particular option. If the Fund as a covered call option writer is unable to effect a closing purchase transaction, it will not be able to sell the underlying securities until the option expires or it delivers the underlying securities upon exercise.

         Because the Fund intends to qualify as a regulated investment company under the Internal Revenue Code, the extent to which the Fund may write covered call options and enter into so-called "straddle" transactions involving put and call options may be limited.

         Many options are traded on registered securities exchanges. Options traded on such exchanges are issued by the Options Clearing Corporation ("OCC"), a clearing corporation which assumes responsibility for the completion of options transactions.

OPTION WRITING AND RELATED RISKS

         The Fund may write covered call and put options. A call option gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying security at the exercise price during the option period. Conversely, a put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying security at the exercise price during the option period.

         So long as the obligation of the writer continues, the writer may be assigned an exercise notice by the broker-dealer through whom the option was sold. The exercise notice would require the writer to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates upon expiration of the option, or at such earlier time as the writer effects a closing purchase transaction by purchasing an option of the same series as the one previously sold. Once an option has been exercised, the writer may not execute a closing purchase transaction. For options traded on national securities exchanges ("Exchanges"), to secure the obligation to deliver the underlying security in the case of a call option, the writer of the option is required to deposit in escrow the underlying security or other assets in accordance with the rules of the OCC, an institution created to interpose itself between buyers and sellers of options. Technically, the OCC assumes the order side of every purchase and sale transaction on an Exchange and, by doing so, gives its guarantee to the transaction.

         The principal reason for writing options on a securities portfolio is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. In return for the premium, the covered call option writer has given up the opportunity for profit from a price increase in the underlying security above the exercise price so long as the option remains open, but retains the risk of loss should the price of the security decline. Conversely, the put option writer gains a profit, in the form of a premium, so long as the price of the underlying security remains above the exercise price, but assumes an obligation to purchase the underlying security from the buyer of the put option at the exercise price, even though the price of the security may fall below the exercise price, at any time during the option period. If an option expires, the writer realizes a gain in the amount of the premium. Such a gain may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer realizes a gain or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill his obligation to purchase the underlying security at the exercise price, which will usually exceed the then market value of the underlying security. In addition, the premium paid for the put effectively increases the cost of the underlying security, thus reducing the yield otherwise available from such securities.

         Because the Fund can write only covered options, it may at times be unable to write additional options unless it sells a portion of its portfolio holdings to obtain new securities against which it can write options. This may result in higher portfolio turnover and correspondingly greater brokerage commissions and other transaction costs.

         To the extent that a secondary market is available the covered option writer may close out options it has written prior to the assignment of an exercise notice by purchasing, on a closing purchase transaction, an option of the same series as the option previously written. If the cost of such a closing purchase, plus transaction costs, is greater than the premium received upon writing the original option, the writer will incur a loss in the transaction.

PURCHASING PUT AND CALL OPTIONS

         The Fund can close out a put option it has purchased by effecting a closing sale transaction; for example, the Fund may close out a put option it has purchased by selling a put option. If, however, a secondary market does not exist at a time the Fund wishes to effect a closing sale transaction, the Fund will have to exercise the option to realize any profit. In addition, in a transaction in which the Fund does not own the security underlying a put option it has purchased, the Fund would be required, in the absence of a secondary market, to purchase the underlying security before it could exercise the option. In each such instance, the Fund would incur additional transaction costs. The Fund may also purchase call options for the purpose of offsetting previously written call options of the same series.

         The Fund would normally purchase call options in anticipation of an increase in the market value of securities of the type in which the Fund may invest. The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. The Fund would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize a loss on the purchase of the call option.

         The Fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio (protective puts) or securities of the type in which it is permitted to invest. The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Fund's securities. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities. Put options may also be purchased by the Fund for the purpose of affirmatively benefitting from a decline in the price of securities which the Fund does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize a loss on the purchase of the put option.

         The Fund may purchase put and call options on securities indices for the same purposes as the purchase of options on securities. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

OPTIONS TRADING MARKETS

         Options in which the Fund will trade are generally listed on Exchanges. Exchanges on which such options currently are traded include the Chicago Board Options Exchange and the New York, American, Pacific, and Philadelphia Stock Exchanges. Options on some securities may not be listed on any Exchange, but traded in the over-the-counter market. Options traded in the over-the-counter market involve the additional risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund. The use of options traded in the over-the-counter market may be subject to limitations imposed by certain state securities authorities. In addition to the limits on its use of options discussed herein, the Fund is subject to the investment restrictions described in the prospectus and the statement of additional information.

         The staff of the Commission currently is of the view that the premiums which the Fund pays for the purchase of unlisted options, and the value of securities used to cover unlisted options written by the Fund are considered to be invested in illiquid securities or assets for the purpose of the Fund's compliance with its policies pertaining to illiquid securities.

SPECIAL CONSIDERATIONS APPLICABLE TO OPTIONS

         ON TREASURY BONDS AND NOTES. Because trading interest in U.S. Treasury bonds and notes tends to center on the most recently auctioned issues, new series of options with expirations to replace expiring options on particular issues will not be introduced indefinitely. Instead, the expirations introduced at the commencement of options trading on a particular issue will be allowed to run their course, with the possible addition of a limited number of new expirations as the original ones expire. Options trading on each series of bonds or notes will thus be phased out as new options are listed on the more recent issues, and a full range of expiration dates will not ordinarily be available for every series on which options are traded.

         ON TREASURY BILLS. Because the deliverable U.S. Treasury bill changes from week to week, writers of U.S. Treasury bill call options cannot provide in advance for their potential exercise settlement obligations by acquiring and holding the underlying security. However, if the Fund holds a long position in U.S. Treasury bills with a principal amount corresponding to the option contract size, the Fund may be hedged from a risk standpoint. In addition, the Fund will maintain in a segregated account with the Fund's Custodian liquid assets maturing no later than those which would be deliverable in the event of an assignment of an exercise notice to ensure that it can meet its open option obligations.

         ON GNMA CERTIFICATES. Options on GNMA certificates are not currently traded on any Exchange. However, the Fund may purchase and write such options in the over the counter market or, should they commence trading, on any Exchange.

         Since the remaining principal balance of GNMA certificates declines each month as a result of mortgage payments, the Fund, as a writer of a covered GNMA call holding GNMA certificates as "cover" to satisfy its delivery obligation in the event of assignment of an exercise notice, may find that its GNMA certificates no longer have a sufficient remaining principal balance for this purpose. Should this occur, the Fund will enter into a closing purchase transaction or will purchase additional GNMA certificates from the same pool (if obtainable) or replacement GNMA certificates in the cash market in order to remain covered.

         A GNMA certificate held by the Fund to cover an option position in any but the nearest expiration month may cease to present cover for the option in the event of a decline in the GNMA coupon rate at which new pools are originated under the FHA/VA loan ceiling in effect at any given time. Should this occur, the Fund will no longer be covered, and the Fund will either enter into a closing purchase transaction or replace the GNMA certificate with a certificate which represents cover. When the Fund closes its position or replaces the GNMA certificate, it may realize an unanticipated loss and incur transaction costs.

         RISKS PERTAINING TO THE SECONDARY MARKET. An option position may be closed out only in a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any particular time, and for some options no secondary market may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and might incur transaction costs in connection therewith. If the Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

         Reasons for the absence of a liquid secondary market include the following: (i) insufficient trading interest in certain options; (ii) restrictions imposed on transactions (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an Exchange or by a broker; (v) inadequacy of the facilities of an Exchange, the OCC or a broker to handle current trading volume; or (vi) a decision by one or more Exchanges or a broker to discontinue the trading of options (or a particular class or series of options), in which event the secondary market in that class or series of options would cease to exist, although outstanding options that had been issued as a result of trades would generally continue to be exercisable in accordance with their terms.

         The hours of trading for options on U.S. government securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

FUTURES CONTRACTS AND RELATED OPTIONS TRANSACTIONS

         The Fund intends to enter into currency and other financial futures contracts as a hedge against changes in prevailing levels of interest or currency exchange rates to seek relative stability of principal and to establish more definitely the effective return on securities held or intended to be acquired by the Fund or as a hedge against changes in the prices of securities or currencies held by the Fund or to be acquired by the Fund. The Fund's hedging may include sales of futures as an offset against the effect of expected increases in interest or currency exchange rates or securities prices and purchases of futures as an offset against the effect of expected declines in interest or currency exchange rates.

         The Fund intends to engage in options transactions that are related to currency and other financial futures contracts for hedging purposes and in connection with the hedging strategies described above.

         Although techniques other than sales and purchases of futures contracts and related options transactions could be used to reduce the Fund's exposure to interest rate and/or market fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost through using futures contracts and related options transactions. While the Fund does not intend to take delivery of the instruments underlying futures contracts it holds, the Fund does not intend to enter into such futures contracts for speculation.

FUTURES CONTRACTS

         Futures contracts are transactions in the commodities markets rather than in the securities markets. A futures contract creates an obligation by the seller to deliver to the buyer the commodity specified in the contract at a specified future time for a specified price. The futures contract creates an obligation by the buyer to accept delivery from the seller of the commodity specified at the specified future time for the specified price. In contrast, a spot transaction creates an immediate obligation for the seller to deliver and the buyer to accept delivery of and pay for an identified commodity. In general, futures contracts involve transactions in fungible goods such as wheat, coffee and soybeans. However, in the last decade an increasing number of futures contracts have been developed which specify currencies, financial instruments or financially based indexes as the underlying commodity.

         U.S. futures contracts are traded only on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal financial futures exchanges in the U.S. are The Board of Trade of the City of Chicago, the Chicago Mercantile Exchange, the International Monetary Market (a division of the Chicago Mercantile Exchange), the New York Futures Exchange and the Kansas City Board of Trade. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership, which is also responsible for handling daily accounting of deposits or withdrawals of margin. A futures commission merchant ("Broker") effects each transaction in connection with futures contracts for a commission. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC") and National Futures Association ("NFA").

OPTIONS ON CURRENCY AND OTHER FINANCIAL FUTURES

         The Fund intends to purchase call and put options on currency and other financial futures contracts and sell such options. Options on currency and other financial futures contracts are similar to options on stocks except that an option on a currency or other financial futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) rather than to purchase or sell stock, currency or other financial instruments at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account. This amount represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option is exercised the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and value of the futures contract.

         The Fund intends to use options on currency and other financial futures contracts in connection with hedging strategies. In the future the Fund may use such options for other purposes.

PURCHASE OF PUT OPTIONS ON FUTURES CONTRACTS

         The purchase of protective put options on financial futures contracts is analogous to the purchase of protective puts on individual stocks, where an absolute level of protection is sought below which no additional economic loss would be incurred by the Fund. Put options may be purchased to hedge a portfolio of stocks or debt instruments or a position in the futures contract upon which the put option is based.

PURCHASE OF CALL OPTIONS ON FUTURES CONTRACTS

         The purchase of call options on currency and other financial futures contracts represents a means of obtaining temporary exposure to market appreciation at limited risk. It is analogous to the purchase of a call option on an individual stock which can be used as a substitute for a position in the stock itself. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the underlying financial instrument or index itself, the purchase of a call option may be less risky than the ownership of the interest rate or index based futures contract or the underlying securities. Call options on currency or other financial futures contracts may be purchased to hedge against an interest rate increase or a market advance when the Fund is not fully invested.

USE OF NEW INVESTMENT TECHNIQUES INVOLVING CURRENCY AND OTHER FINANCIAL FUTURES CONTRACTS OR RELATED OPTIONS

         The Fund may employ new investment techniques involving currency and other financial futures contracts and related options. The Fund intends to take advantage of new techniques in these areas that may be developed from time to time and which are consistent with the Fund's investment objective. The Fund believes that no additional techniques have been identified for employment by the Fund in the foreseeable future other than those described above.

LIMITATIONS ON PURCHASE AND SALE OF FUTURES CONTRACTS AND RELATED OPTIONS ON SUCH FUTURES CONTRACTS

         The Fund intends that its futures contracts and related options transactions will be entered into for traditional hedging purposes. That is, futures contracts will be sold to protect against a decline in the price of securities that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities it intends to purchase. The Fund does not intend to enter into futures contracts for speculation.

         In instances involving the purchase or sale of futures contracts by the Fund, an amount of cash and cash equivalents or securities equal to the market value of the futures contracts will be deposited in a segregated account with the Fund's custodian. In addition, in the case of a purchase, the Fund may be required to make a deposit to a margin account with a Broker to collateralize the position, and in the case of a sale, the Fund may be required to make daily deposits to the buyer's margin account. The Fund would make such deposits in order to insure that the use of such futures is unleveraged.

RISKS OF FUTURES CONTRACTS

         Currency and other financial futures contracts prices are volatile and are influenced, among other things, by changes in stock prices, market conditions, prevailing interest rates and anticipation of future stock prices, market movements or interest rate changes, all of which in turn are affected by economic conditions, such as government fiscal and monetary policies and actions, and national and international political and economic events.

         At best, the correlation between changes in prices of futures contracts and of the securities being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances, such as variations in speculative market demand for futures contracts and for securities, including technical influences in futures contracts trading; differences between the securities being hedged and the financial instruments and indexes underlying the standard futures contracts available for trading, in such respects as interest rate levels, maturities and creditworthiness of issuers, or identities of securities comprising the index and those in the Fund's portfolio. A decision of whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

         Because of the low margin deposits required, futures trading normally involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out, and a 15% decrease would result in a loss equal to 150% of the original margin deposit. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of entering into the futures contract, it had invested in the underlying financial instrument. In order to be certain that the Fund has sufficient assets to satisfy its obligations under a futures contract, the Fund will establish a segregated account in connection with its futures contracts which will hold cash or cash equivalents equal in value to the current value of the underlying instruments or indices less the margins on deposit.

         Most U.S. futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

RISKS OF OPTIONS ON FUTURES CONTRACTS

         In addition to the risks described above for currency and other financial futures contracts, there are several special risks relating to options on futures contracts. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. There is no assurance that a liquid secondary market will exist for any particular option or at any particular time. The Fund will not purchase options on any futures contract unless and until it believes that the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with the futures contracts. Compared to the use of futures contracts, the purchase of options on such futures involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the use of an option on a futures contract would result in a loss to the Fund, even though the use of a futures contract would not, such as when there is no movement in the level of the futures contract.

FOREIGN CURRENCY TRANSACTIONS

         The Fund may invest in securities of foreign issuers. When the Fund invests in foreign securities they usually will be denominated in foreign currencies and the Fund temporarily may hold funds in foreign currencies. Thus, the Fund's share value will be affected by changes in exchange rates.

FORWARD CURRENCY CONTRACTS

         As one way of managing exchange rate risk, the Fund may engage in forward currency exchange contracts (agreements to purchase or sell currencies at a specified price and date). Under the contract, the exchange rate for the transaction (the amount of currency the Fund will deliver or receive when the contract is completed) is fixed when the Fund enters into the contract. The Fund usually will enter into these contracts to stabilize the U.S. dollar value of a security it has agreed to buy or sell. The Fund also may use these contracts to hedge the U.S. dollar value of a security it already owns, particularly if the Fund expects a decrease in the value of the currency in which the foreign security is denominated. Although the Fund will attempt to benefit from using forward contracts, the success of its hedging strategy will depend on Keystone's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar. The value of the Fund's investments denominated in foreign currencies will depend on the relative strength of those currencies and the U.S. dollar, and the Fund may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund.

CURRENCY FUTURES CONTRACTS

         Currency futures contracts are bilateral agreements under which two parties agree to take or make delivery of a specified amount of a currency at a specified future time for a specified price. Trading of currency futures contracts in the U.S. is regulated under the Commodity Exchange Act by the CFTC and NFA. Currently the only national futures exchange on which currency futures are traded is the International Monetary Market of the Chicago Mercantile Exchange. Foreign currency futures trading is conducted in the same manner and subject to the same regulations as trading in interest rate and index based futures. The Fund intends to only engage in currency futures contracts for hedging purposes, and not for speculation. The Fund may engage in currency futures contracts for other purposes if authorized to do so by the Board. The hedging strategies that will be used by the Fund in connection with foreign currency futures contracts are similar to those described above for forward foreign currency exchange contracts.


FOREIGN CURRENCY OPTIONS TRANSACTIONS

         Foreign currency options (as opposed to futures) are traded in a variety of currencies in both the U.S. and Europe. On the Philadelphia Stock Exchange, for example, contracts for half the size of the corresponding futures contracts on the Chicago Board Options Exchange are traded with up to nine months maturity in marks, sterling, yen, Swiss francs and Canadian dollars. Options can be exercised at any time during the contract life and require a deposit subject to normal margin requirements. Since a futures contract must be exercised, the Fund must continually make up the margin balance. As a result, a wrong price move could result in the Fund losing more than the original investment as it cannot walk away from the futures contract as it can an option contract.

         The Fund will purchase call and put options and sell such options to terminate an existing position. Options on foreign currency are similar to options on stocks except that an option on an interest rate and/or index based futures contract gives the purchaser the right, in return for the premium paid, to purchase or sell foreign currency, rather than to purchase or sell stock, at a specified exercise price at any time during the period of the option.

         The Fund intends to use foreign currency option transactions in connection with hedging strategies.

PURCHASE OF PUT OPTIONS ON FOREIGN CURRENCIES

         The purchase of protective put options on a foreign currency is analogous to the purchase of protective puts on individual stocks, where an absolute level of protection is sought below which no additional economic loss would be incurred by the Fund. Put options may be purchased to hedge a portfolio of foreign stocks or foreign debt instruments or a position in the foreign currency upon which the put option is based.

PURCHASE OF CALL OPTIONS ON FOREIGN CURRENCIES

         The purchase of a call option on foreign currency represents a means of obtaining temporary exposure to market appreciation at limited risk. It is analogous to the purchase of a call option on an individual stock which can be used as a substitute for a position in the stock itself. Depending on the pricing of the option compared to either the foreign currency upon which it is based, or upon the price of the foreign stock or foreign debt instruments, the purchase of a call option may be less risky than the ownership of the foreign currency or the foreign securities. The Fund would purchase a call option on a foreign currency to hedge against an increase in the foreign currency or a foreign market advance when the Fund is not fully invested.

         The Fund may employ new investment techniques involving forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currencies in order to take advantage of new techniques in these areas which may be developed from time to time and which are consistent with the Fund's investment objective. The Fund believes that no additional techniques have been identified for employment by the Fund in the foreseeable future other than those described above.

CURRENCY TRADING RISKS

         Currency exchange trading may involve significant risks. The four major types of risk the Fund faces are exchange rate risk, interest rate risk, credit risk and country risk.

EXCHANGE RATE RISK

         Exchange rate risk results from the movement up and down of foreign currency values in response to shifting market supply and demand. When the Fund buys or sells a foreign currency, an exposure called an open position is created. Until the time that position can be "covered" by selling or buying an equivalent amount of the same currency, the Fund is exposed to the risk that the exchange rate might move against it. Since exchange rate changes can readily move in one direction, a position carried overnight or over a number of days involves greater risk than one carried a few minutes or hours. Techniques such as foreign currency forward and futures contracts and options on foreign currency are intended to be used by the Fund to reduce exchange rate risk.

MATURITY GAPS AND INTEREST RATE RISK

         Interest rate risk arises whenever there are mismatches or gaps in the maturity structure of the Fund's foreign exchange currency holdings, which is the total of its outstanding spot and forward or futures contracts.

         Foreign currency transactions often involve borrowing short term and lending longer term to benefit from the normal tendency of interest rates to be higher for longer maturities. However in foreign exchange trading, while the maturity pattern of interest rates for one currency is important, it is the differential between interest rates for two currencies that is decisive.

CREDIT RISK

         Whenever the Fund enters into a foreign exchange contract, it faces a risk, however small, that the counterparty will not perform under the contract. As a result there is a credit risk, although no extension of "credit" is intended. To limit credit risk, the Fund intends to evaluate the creditworthiness of each other party.

         Credit risk exists because the Fund's counterparty may be unable or unwilling to fulfill its contractual obligations as a result of bankruptcy or insolvency or when foreign exchange controls prohibit payment. In any foreign exchange transaction, each party agrees to deliver a certain amount of currency to the other on a particular date. In establishing its hedges a Fund relies on each contract being completed. If the contract is not performed, then the Fund's hedge is eliminated, and the Fund is exposed to any changes in exchange rates since the contract was originated. To put itself in the same position it would have been in had the contract been performed, the Fund must arrange a new transaction. However, the new transaction may have to be arranged at an adverse exchange rate. The trustee for a bankrupt company may elect to perform those contracts which are advantageous to the company but disclaim those contracts which are disadvantageous, resulting in losses to the Fund.

         Another form of credit risk stems from the time zone differences between the U.S. and foreign nations. If the Fund sells sterling it generally must pay pounds to a counterparty earlier in the day than it will be credited with dollars in New York. In the intervening hours, the buyer can go into bankruptcy or can be declared insolvent. Thus, the dollars may never be credited to the Fund.

COUNTRY RISK

         At one time or another, virtually every country has interfered with international transactions in its currency. Interference has taken the form of regulation of the local exchange market, restrictions on foreign investment by residents or limits on inflows of investment funds from abroad. Governments take such measures for example to improve control over the domestic banking system or to influence the pattern of receipts and payments between residents and foreigners. In those cases, restrictions on the exchange market or on international transactions are intended to affect the level or movement of the exchange rate. Occasionally a serious foreign exchange shortage may lead to payment interruptions or debt servicing delays, as well as interference in the exchange market. It has become increasingly difficult to distinguish foreign exchange or credit risk from country risk.

         Changes in regulations or restrictions usually do have an important exchange market impact. Most disruptive are changes in rules that interfere with the normal payments mechanism. If government regulations change and a counterparty is either forbidden to perform or is required to do something extra, then the Fund might be left with an unintended open position or an unintended maturity mismatch. Dealing with such unintended long or short positions could result in unanticipated costs to the Fund.

         Other changes in official regulations influence international investment transactions. If one of the factors affecting the buying or selling of a currency changes, the exchange rate is likely to respond. Changes in such controls often are unpredictable and can create a significant exchange rate response.

         Many major countries have moved toward liberalization of exchange and payments restrictions in recent years or accepted the principle that restrictions should be relaxed. A few industrial countries have moved in the other direction. Important liberalizations were carried out by Switzerland, the United Kingdom and Japan. They dismantled mechanisms for restricting either foreign exchange inflows (Switzerland), outflows (Britain) or elements of both (Japan). By contrast, France and Mexico have recently tightened foreign exchange controls.

         Overall, many exchange markets are still heavily restricted. Several countries limit access to the forward market to companies financing documented export or import transactions in an effort to insulate the market from purely speculative activities. Some of these countries permit local traders to enter into forward contracts with residents but prohibit certain forward transactions with nonresidents. By comparison, other countries have strict controls on exchange transactions by residents, but permit free exchange transactions between local traders and non-residents. A few countries have established tiered markets, funneling commercial transactions through one market and financial transactions through another. Outside the major industrial countries, relatively free foreign exchange markets are rare and controls on foreign currency transactions are extensive.

         Another aspect of country risk has to do with the possibility that the Fund may be dealing with a foreign trader whose home country is facing a payments problem. Even though the foreign trader intends to perform on its foreign exchange contracts, the contracts are tied to other external liabilities the country has incurred. As a result performance may be delayed, and can result in unanticipated cost to the Fund. This aspect of country risk is a major element in the Fund's credit judgment as to with whom it will deal and in what amounts.

COLLATERALIZED MORTGAGE OBLIGATIONS

         The Fund, if permitted by its investment policies, may also invest in fixed rate and adjustable rate collateralized mortgage obligations ("CMOs"), including CMOs with rates that move inversely to market rates that are issued by and guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities. The principal governmental issuer of CMOs is FNMA. In addition, FHLMC issues a significant number of CMOs. The Fund, if permitted to invest in CMOs, will not invest in CMOs that are issued by private issuers. CMOs are debt obligations collateralized by Mortgage Securities in which the payment of the principal and interest is supported by the credit of, or guaranteed by, the U.S. government or an agency or instrumentality of the U.S. government. The secondary market for CMOs is actively traded.

         CMOs are structured by redirecting the total payment of principal and interest on the underlying Mortgage Securities used as collateral to create classes with different interest rates, maturities and payment schedules. Instead of interest and principal payments on the underlying Mortgage Securities being passed through or paid pro rata to each holder (e.g., the Fund), each class of a CMO is paid from and secured by a separate priority payment of the cash flow generated by the pledged Mortgage Securities.

         Most CMO issues have at least four classes. Classes with an earlier maturity receive priority on payments to assure the early maturity. After the first class is redeemed, excess cash flow not necessary to pay interest on the remaining classes is directed to the repayment of the next maturing class until that class is fully redeemed. This process continues until all classes of the CMO issue have been paid in full. Among the CMO classes available are floating (adjustable) rate classes, which have characteristics similar to ARMS, and inverse floating rate classes whose coupons vary inversely with the rate of some market index. The Fund, if allowed to purchase CMOs, may purchase any class of CMO other than the residual (final) class.

INTEREST-RATE SWAP CONTRACTS

         Interest rate swaps are OTC agreements between parties and counterparties to make periodic payments to each other for a stated time, generally entered into for the purpose of changing the nature or amount of interest being received on debt securities held by one or both parties. The calculation of these payments is based on an agreed-upon amount called the "notional amount." The notional amount is not typically exchanged in swaps (except in currency swaps). The periodic payments may be fixed or floating. Floating payments change (positively or inversely) with fluctuations in interest or currency rates or equity or commodity prices, depending on the swap contract's terms. Swaps may be used to hedge against adverse changes in interest rates, for instance. Thus, if permitted by its investment policies, the Fund may have a portfolio of debt instruments (ARM's, for instance) the floating interest rates of which adjust frequently because they are tied positively to changes in market interest rates. The Fund would then be exposed to interest rate risk because a decline in interest rates would reduce the interest receipts on its portfolio. If the investment adviser believed interest rates would decline, the Fund, if permitted by its investment policies, could enter into an interest rate swap with another financial institution to hedge the interest rate risk. In the swap contract, the Fund would agree to make payments based on a floating interest rate in exchange for receiving payments based on a fixed interest rate. Thereafter, if interest rates declined, the Fund's fixed rate receipts on the swap would offset the reduction in its portfolio receipts. If interest rates rose, the higher rates the Fund could obtain from new portfolio investments (assuming sale of existing investments) would offset the higher rates it paid under the swap agreement.

EQUITY SWAP CONTRACTS

         The counterparty to an equity swap contract would typically be a bank, investment banking firm or broker/dealer. For example, the counterparty would generally agree to pay the Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value if such notional amount had been invested in the stocks comprising the S&P 500 Index in proportion to the composition of the Index, plus the dividends that would have been received on those stocks. The Fund would agree to pay to the counterparty a floating rate of interest (typically the London Inter Bank Offered Rate) on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such index stocks. Therefore, the return to the Fund on any equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks comprising the S&P 500 Index less the interest paid by the Fund on the notional amount. If permitted by its investment policies, the Fund will only enter into equity swap contracts on a net basis, i.e., the two parties' obligations are netted out, with the Fund paying or receiving, as the case may be, only the net amount of any payments. Payments under equity swap contracts may be made at the conclusion of the contract or periodically during its term.

         If permitted by its investment policies, the Fund may also from time to time enter into the opposite side of equity swap contracts (i.e., where the Fund is obligated to pay the increase (net of interest) or received the decrease (plus interest) on the contract) to reduce the amount of the Fund's equity market exposure consistent with the Fund's investment objective(s) and policies. These positions are sometimes referred to as "reverse equity swap contracts."

         Equity swap contracts will not be used to leverage the Fund. Since the Commission considers equity swap contracts and reverse equity swap contracts to be illiquid securities, the Fund will not invest in equity swap contracts or reverse equity swap contracts if the total value of such investments together with that of all other illiquid securities that the Fund owns would exceed the Fund's limitations on investments in illiquid securities.

         The Fund does not believe that its obligations under equity swap contracts or reverse equity swap contracts are senior securities and, accordingly, the Fund will not treat them as being subject to its borrowing restrictions. However, the net amount of the excess, if any, of the Fund's obligations over its respective entitlement with respect to each equity swap contract and each reverse equity swap contract will be accrued on a daily basis and an amount of cash, U. S. Government Securities or other liquid high quality debt securities having an aggregate market value at lease equal to the accrued excess will be maintained in a segregated account by the Fund's Custodian.

CURRENCY SWAPS, INDEX SWAPS AND CAPS AND FLOORS

         A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of reference indices. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds an agree-upon interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser to receive payments of interest on a notional principal amount from the party selling such interest rate floor. If permitted by the Fund's investment policies, the investment adviser expects to enter into these types of transactions on behalf of the Fund primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date rather than for speculative purposes. Accordingly, if permitted by the Fund's investment policies, the Fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors unless it owns securities or other instruments providing the income stream the Fund may be obligated to pay. Caps and floors require segregation of assets with a value equal to the Fund's net obligation, if any.

SPECIAL RISKS OF SWAPS, CAPS AND FLOORS

         As with futures, options, forward contracts, and mortgage backed and other asset-backed securities, the use of swap, cap and floor contracts exposes the Fund to additional investment risk and transaction costs. These risks include operational risk, market risk and credit risk.

         Operational risk includes, among others, the risks that the investment adviser will incorrectly analyze market conditions or will not employ appropriate strategies and monitoring with respect to these instruments or will be forced to defer closing out certain hedged positions to avoid adverse tax consequences.

         Market risk includes, among others, the risks of imperfect correlations between the expected values of the contracts, or their underlying bases, and movements in the prices of the securities or currencies being hedged, and the possible absence of a liquid secondary market for any particular instrument at any time. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively more illiquid. Nevertheless, a secondary market for swaps is never assured, and caps and floors, which are more recent innovations for which standardized documentation has not yet been fully developed, are much less liquid than swaps.

         Credit risk is primarily the risk that counterparties may be financially unable to fulfill their contracts on a timely basis, if at all. If there is a default by the counterparty to any such contract, the Fund will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that contract counterparties will be able to meet contract obligations or that, in the event of default, the Fund will succeed in pursuing contractual remedies. The Fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to such contracts. The Fund will closely monitor the credit of swap counterparties in order to minimize this risk. The Fund will not enter into any equity swap contract or reverse equity swap contract unless, at the time of entering into such transaction, the unsecured senior debt of the counterparty is rated at least A by Moody's or S&P.

                            KEYSTONE BALANCED FUND II

                             STATEMENT OF NET ASSETS

                                  JUNE 30, 1996

  ASSETS:
           Cash (Note 1)                                   $100,000
           Prepaid registration                              60,000
           Organizational expenses (Note 2)                  25,200
                                                           --------
           Total assets                                     185,200

  LIABILITIES:
           Accrued expenses                                  85,200
                                                           --------
  NET ASSETS                                               $100,000
                                                           ========

  Net assets represented by: (Note 3)
   Class A Shares: Net assets equivalent to $10.00
    per share for 4,000 shares                             $ 40,000

   Class B Shares: Net assets equivalent to $10.00
    per share for 3,000 shares                               30,000

   Class C Shares: Net assets equivalent to $10.00
    per share for 3,000 shares                               30,000
                                                           --------
         Total net assets                                  $100,000
                                                           ========

    Net asset value and redemption price per share:
           Class A                                        $10.00
                                                          ======
           Class B                                        $10.00
                                                          ======
           Class C                                        $10.00
                                                          ======


    Offering price per share:
           Class A (Including 5.75% sales charge)         $10.61
                                                          ======
           Class B                                        $10.00
                                                          ======
           Class C                                        $10.00
                                                          ======

                  See Notes to Statement of Net Assets

                            KEYSTONE BALANCED FUND II

                        NOTES TO STATEMENT OF NET ASSETS

                                  JUNE 30, 1996

         1. Keystone Balanced Fund II (the "Fund") was organized on June 19, 1996, and had no operations prior to June 30, 1996 other than organizational matters and activities in connection with the purchase of 10,000 shares of the Fund by Keystone Investment Management Company ("Keystone"). The Fund is a mutual fund that seeks income and capital appreciation by investing in a balanced portfolio.

         Keystone is a wholly-owned subsidiary of Keystone Investments, Inc.("Keystone Investments"), a private corporation predominantly owned by current and former members of management and certain employees of Keystone Investments and its affiliates.

         The Fund currently offers three classes of shares. Class A shares are subject to a maximum sales charge of 5.75% payable at the time of purchase. Class B shares are sold subject to a contingent deferred sales charge payable upon redemption that varies depending on when shares were purchased and how long they have been held. Class C shares are sold subject to a contingent deferred sales charge payable upon redemption within the year of purchase. Class C shares are available only through dealers who have entered into special distribution agreements with Keystone Investment Distributors Company, the Fund's principal underwriter.

         2. In the event any of the initial shares are redeemed by any holder thereof during the five year amortization period, redemption proceeds will be reduced by any unamortized organizational expenses in the same proportion as the number of initial shares of the Fund being redeemed bears to the number of initial shares of the Fund outstanding at the time of the redemption.

         3. The Fund is authorized to issue an unlimited number of shares of beneficial interest, without par value.

         4. Pursuant to its Investment Management and Advisory Agreement with the Fund, Keystone provides investment advisory and management services to the Fund. Keystone manages the investment and reinvestment of the Fund's assets, supervises the operation of the Fund, provides all necessary office space, facilities, equipment and personnel and arranges, at the request of the Fund, for its employees to serve as officers or agents of the Fund.

         The management fee is calculated at a rate of 1.50% of the Fund's gross investment income plus an amount determined by applying percentage rates, that start at 0.60% and decline as net assets increase to 0.30% per annum, to the net asset value of the Fund.

         5. The Fund bears some of the costs of selling its shares under Distribution Plans adopted with respect to its Class A, Class B and Class C shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

         The Class A Distribution Plan provides for payments, which are currently limited to 0.25% annually of the average daily net asset value of Class A shares, to pay expenses of the distribution of Class A shares.

         The Class B and Class C Distribution Plans provide for payments at an annual rate of up to 1.00% of the average daily net asset value of Class B or Class C shares, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees.

                          INDEPENDENT AUDITORS' REPORT

The Trustees and Shareholder
Keystone Balanced Fund II

We have audited the accompanying statement of net assets of Keystone Balanced Fund II as of June 30, 1996. This financial statement is the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of net assets is free of material misstatement. An audit of a statement of net assets includes examining, on a test basis, evidence supporting the amounts and disclosures in that statement of net assets. An audit of a statement of net assets also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement of net assets presentation. We believe that our audit of the statement of net assets provides a reasonable basis for our opinion.

In our opinion, the statement of net assets referred to above presents fairly, in all material respects, the financial position of Keystone Balanced Fund II at June 30, 1996, in conformity with generally accepted accounting principles.


                                  /s/ KPMG Peat Marwick LLP
                                      KPMG Peat Marwick LLP


Boston, Massachusetts
July 1, 1996